united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22208

     Valued Advisers Trust

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450           Cincinnati, OH 45246

(Address of principal executive offices)                       (Zip code)

Ultimus Fund Solutions, LLC

Attn: Zachary P. Richmond

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code: 513-587-3400

Date of fiscal year end: 1/31

Date of reporting period: 1/31/2023

Item 1. Reports to Stockholders.

(a)

Belmont Theta Income Fund

Annual Report

January 31, 2023

Fund Adviser:
Belmont Capital, LLC d/b/a Belmont Capital GroupTM 1875 Century Park E., Suite 1780 Los Angeles, CA 90067

Belmont Theta Income Fund
Management’s discussion of Fund performance (Unaudited)
January 31, 2023

Dear Shareholders:

Overview:

The Belmont Theta Income Fund (the “Fund”) was launched on April 30, 2018, with the goal of offering our income generating Theta Overlay Program options strategy in a mutual fund format. The objective of the Fund is the long-term growth of capital and income generation with limited correlation to equity markets.

Performance Results:

For the fiscal year ended January 31, 2023, the Belmont Theta Income Fund Institutional Class had a positive return of 0.77%, which compared favorably to its primary benchmark, the Cboe S&P 500® Iron Condor Index, return (1.97)% for the same period.

Explanation of Fund Performance:

The Fund seeks to generate returns through yield of the Government short-term fixed income securities and realized option premium income. The Fund purchases short-term Government fixed income as collateral for the Theta Overlay Program options strategy. The options strategy writes out of the money call and put spreads on the S&P 500® Index to capitalize on time decay and the volatility risk premium (VRP) typically imbedded in option pricing. Historically, there has been a premium between the implied volatility of option pricing and realized volatility of the S&P 500® which the Fund seeks to exploit through its risk managed process. The strategy will typically benefit from higher short term interest rates along with moderate volatility in the S&P 500® relative to the option premium collected. Lower short term interest rates and high velocity moves in either direction in the price of the S&P 500® can be potentially negative for strategy performance.

The S&P 500® delivered a negative annual return in the calendar year ended December 31, 2022, its first negative annual return since 2018. Over the course of the year, the S&P 500® experienced numerous high velocity swings, which were fueled by the Federal Reserve’s aggressive rate hikes and quantitative tightening. Ultimately the S&P 500® Total Return Index delivered a (18.11%) return, drawing down significantly from the all-time highs reached in 2021.

In the first half of the 2022 fiscal year, the quick and sequential swings in the market proved to be challenging for the option component of the strategy. While these back and forth moves are generally good for the strategy, the magnitude of the swings did necessitate the use of active risk management – trade cycles from earlier in the year locked in losses

Belmont Theta Income Fund
Management’s discussion of Fund performance (Unaudited) (continued)
January 31, 2023

in an attempt to mitigate outsized drawdowns in performance. In the later half of the year, the Fund’s strategy was more successful in adapting to the rate increase environment. By successfully aligning trading cycles with key economic events on the calendar (Federal Open Market Committee (FOMC) meetings, CPI Reports, etc.), the Fund’s managers were able to realize the majority of option premium sold during the trade cycles from the back half of the year and, overall, delivered positive performance for the fiscal year.

Additionally, the fixed income portion of the Fund’s strategy provided positive additional return as short term rates increased steadily from March 2022 onward.

Outlook:

Looking forward, the Theta Overlay Program options strategy should continue to benefit from elevated Volatility Index levels and our proactive risk management approach tested since 2011. Additionally, there is an opportunity to continue collecting higher volatility risk premium (VRP) than in previous years, as many of the specialized funds which previously provided the option market supply have shut down and have yet to be replaced. An equity market with less extremes (upside & downside) than experienced recently would also benefit the option component of the Fund. The fixed income strategy will continue to be invested in high quality US Treasury securities and we feel would benefit from sustained rate increases by the FOMC.

Thank you for your continued support and please reach out with any questions or visit www.belmontcapfunds.com for other information about the Fund.

Stephen J. Solaka

Managing Partner & Portfolio Manager

Investment Results (Unaudited)

Average Annual Total Returns* as of January 31, 2023

			Since
			Inception
			(April 30,
	One Year	Three Years	2018)
Belmont Theta Income Fund	0.77%	(0.77)%	(0.38)%
CBOE S&P 500® Iron Condor Index(a)	(1.97)%	(1.17)%	(2.20)%
ICE BofA US 3-Month Treasury Bill Index(b)	1.80%	0.79%	1.29%

Total annual operating expenses as disclosed in the Belmont Theta Income Fund (the “Fund”) prospectus dated May 31, 2022, were 3.19% of average daily net assets (2.02% after fee waivers/ expense reimbursements by Belmont Capital, LLC (the “Adviser”)). The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until May 31, 2023, so that total annual fund operating expenses do not exceed 1.99%. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board of Trustees of the Value Advisers Trust (the “Trust”), and it will automatically terminate upon the termination of the investment advisory agreement between the Trust and the Adviser. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, (vii) expenses incurred under a plan of distribution under Rule 12b-1, and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, in any fiscal year. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses”, which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including exchange-traded funds, that have their own expenses. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three years following the date on which the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment. Additional information pertaining to the Fund’s expense ratios as of January 31, 2023 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 789-1087.

*	Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

(a)	Cboe S&P 500® Iron Condor Index (“Index”) is designed to track the performance of a hypothetical option trading strategy that 1) sells a rolling monthly out-of-the-money (OTM) S&P 500® Index (SPX) put option (delta ≈ - 0.20) and a rolling monthly OTM SPX call option (delta ≈ 0.20); 2) buys a rolling monthly OTM SPX put option (delta ≈ - 0.05) and a rolling monthly OTM SPX call option (delta ≈ 0.05) to reduce risk; and 3) holds a money market account invested in one-month

Investment Results (Unaudited) (continued)

Treasury bills, which is rebalanced on option roll days and is designed to limit the downside return of the Index.

(b)	ICE BofA US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify, an issue must have settled on or before the rebalancing date.

The Fund’s investment objectives, strategies, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (800) 789-1087. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Belmont Theta Income Fund, the Cboe S&P 500® Iron Condor Index and the ICE BofA US 3-Month Treasury Bill Index.

The chart above assumes an initial investment of $10,000 made on April 30, 2018 (commencement of operations) and held through January 31, 2023. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 789-1087. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Fund Holdings (Unaudited)
January 31, 2023

Belmont Theta Income Fund Holdings as of January 31, 2023*

*	As a percentage of net assets.

The investment objective of the Fund is to seek long-term growth of capital and income generation with limited correlation to equity markets.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www. sec.gov and on the Fund’s website at www.belmontcapfunds.com.

Belmont Theta Income Fund
Schedule of Investments
January 31, 2023

	Principal
U.S. GOVERNMENT & AGENCIES(a)(b)(c) — 91.61%	Amount	Fair Value
United States Treasury Bill, 1.37%, 3/23/2023	$2,000,000	$1,987,604
United States Treasury Bill, 2.03%, 5/18/2023	1,000,000	986,717
United States Treasury Bill, 4.55%, 6/1/2023	1,000,000	984,787
United States Treasury Bill, 3.10%, 8/10/2023	1,000,000	975,731
United States Treasury Bill, 4.60%, 11/2/2023	1,250,000	1,207,328
United States Treasury Bill, 4.67%, 11/30/2023	1,000,000	962,653
United States Treasury Bill, 4.55%, 12/28/2023	1,000,000	959,178
United States Treasury Bill, 4.53%, 1/25/2024	2,000,000	1,911,370
Total U.S. Government & Agencies (Cost $10,004,473)		9,975,368

	Number of	Notional	Exercise	Expiration
Description	Contracts	Amount	Price	Date	Fair Value
CALL OPTIONS PURCHASED — 0.22%
S&P 500 Index(c)	84	$34,243,440	$4,325.00	February 2023	$24,150
PUT OPTIONS PURCHASED — 0.07%
S&P 500 Index(c)	84	34,243,440	3,375.00	February 2023	7,770
Total Options Purchased (Cost $47,591)					31,920
Total Investments — 91.90% (Cost $10,052,064)					10,007,288
Other Assets in Excess of Liabilities — 8.10%					882,092
NET ASSETS — 100.00%					$10,889,380

(a)	Securities are held as collateral for options.

(b)	The rate shown represents effective yield at time of purchase.

(c)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

Belmont Theta Income Fund
Schedule of Open Written Option Contracts
January 31, 2023

	Number of	Notional	Exercise	Expiration
Description	Contracts	Amount	Price	Date	Fair Value
WRITTEN CALL OPTIONS (1.92)%
S&P 500 Index(a)	(84)	$(34,243,440)	$4,175.00	February 2023	$(209,160)
WRITTEN PUT OPTIONS (0.17)%
S&P 500 Index(a)	(84)	(34,243,440)	3,575.00	February 2023	(18,060)
Total Written Options (Premiums Received $163,081)					$(227,220)

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

Belmont Theta Income Fund
Statement of Assets and Liabilities
January 31, 2023

Assets
Investments in securities at fair value (cost $10,052,064) (Note 3)	$10,007,288
Cash	570,062
Cash held at broker for options contracts	567,737
Interest receivable	440
Receivable from Adviser	1,242
Prepaid expenses	6,048
Total Assets	11,152,817
Liabilities
Options written, at value (premiums received $163,081)	227,220
Payable for fund shares redeemed	6,305
Payable to affiliates (Note 4)	7,269
Payable to trustees	1,815
Other accrued expenses	20,828
Total Liabilities	263,437
Net Assets	$10,889,380
Net Assets consist of:
Paid-in capital	$10,934,520
Accumulated deficit	(45,140)
Net Assets	$10,889,380
Shares outstanding (unlimited number of shares authorized, no par value)	556,314
Net asset value, offering and redemption price per share (Note 2)	$19.57

See accompanying notes which are an integral part of these financial statements.

Belmont Theta Income Fund
Statement of Operations
For the year ended January 31, 2023

Investment Income
Interest income	$106,604
Total investment income	106,604

Expenses
Investment Adviser fees (Note 4)	204,028
Administration fees (Note 4)	34,750
Fund accounting fees (Note 4)	31,915
Legal fees	21,826
Audit and tax preparation fees	18,910
Registration expenses	17,044
Interest expense	15,788
Transfer agent fees (Note 4)	12,300
Compliance service fees (Note 4)	12,000
Printing and postage expenses	7,747
Trustee fees	7,254
Custodian fees	3,000
Miscellaneous expense	31,507
Total expenses	418,069
Fees contractually waived by Adviser (Note 4)	(170,269)
Net operating expenses	247,800
Net investment loss	(141,196)

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	(2,353)
Purchased options	(1,599,858)
Written options	2,152,902
Change in unrealized appreciation (depreciation) on:
Investment securities	17
Purchased options	591,088
Written options	(987,971)
Net realized and change in unrealized gain on investments	153,825
Net increase in net assets resulting from operations	$12,629

See accompanying notes which are an integral part of these financial statements.

Belmont Theta Income Fund
Statements of Changes in Net Assets
January 31, 2023

	For the Year	For the Year
	Ended January	Ended January
	31, 2023	31, 2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(141,196)	$(257,591)
Net realized gain on investment securities transactions, purchased options and written options	550,691	277,695
Net change in unrealized appreciation (depreciation) of investment securities, purchased options and written options	(396,866)	208,110
Net increase in net assets resulting from operations	12,629	228,214

Capital Transactions - Institutional Class:
Proceeds from shares sold	1,189,581	1,667,519
Amount paid for shares redeemed	(3,235,775)	(1,797,810)
Net decrease in net assets resulting from capital transactions	(2,046,194)	(130,291)
Total Increase (Decrease) in Net Assets	(2,033,565)	97,923

Net Assets
Beginning of year	12,922,945	12,825,022
End of year	$10,889,380	$12,922,945

Share Transactions - Institutional Class:
Shares sold	62,447	85,715
Shares redeemed	(171,532)	(92,260)
Net decrease in shares	(109,085)	(6,545)

See accompanying notes which are an integral part of these financial statements.

Belmont Theta Income Fund - Institutional Class
Financial Highlights
(For a share outstanding during each period)

	For the Years Ended January 31,				For the
					Period
					Ended
					January 31,
	2023	2022	2021	2020	2019(a)
Selected Per Share Data:
Net asset value, beginning of period	$19.42	$19.09	$20.03	$19.76	$20.00
Investment operations:
Net investment income (loss)	(0.26)	(0.39)	(0.22)	0.01	—	(b)
Net realized and unrealized gain (loss)	0.41	0.72	(0.72)	0.32	(0.24)
Total from investment operations	0.15	0.33	(0.94)	0.33	(0.24)
Less distributions to shareholders from:
Net investment income	—	—	—	(0.01)	—
Net realized gains	—	—	—	(0.05)	—
Total distributions	—	—	—	(0.06)	—
Net asset value, end of period	$19.57	$19.42	$19.09	$20.03	$19.76
Total Return(c)	0.77%	1.73%	(4.69)%	1.71%	(1.20	)% (d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$10,889	$12,923	$12,825	$16,014	$12,839
Ratio of net expenses to average net assets (e)	2.13%	2.02%	2.10%	2.14%	2.20	% (f)
Ratio of expenses to average net assets before waiver and reimbursement	3.59%	3.19%	3.20%	3.02%	4.97	% (f)
Ratio of net investment income (loss) to average net assets	(1.21)%	(1.97)%	(1.08)%	0.06%	(0.05	)% (f)
Portfolio turnover rate	—%	—%	—%	—%	—	%(d)

(a)	For the period April 30, 2018 (commencement of operations) to January 31, 2019.

(b)	Rounds to less than $0.005 per share.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	This ratio includes the impact of broker interest fees. If this cost had been excluded, the ratio of expenses to average net assets would have been 1.99% for the periods ended January 31, 2023, January 31, 2022, January 31, 2021, January 31, 2020 and January 31, 2019, respectively.

(f)	Annualized.

See accompanying notes which are an integral part of these financial statements.

Belmont Theta Income Fund
Notes to the Financial Statements
January 31, 2023

NOTE 1. ORGANIZATION

The Belmont Theta Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund currently offers one class of shares: Institutional Shares. The Fund commenced operations on April 30, 2018. The Fund’s investment adviser is Belmont Capital, LLC d/b/a Belmont Capital GroupTM (the “Adviser”). The investment objective of the Fund is to seek long-term growth of capital and income generation with limited correlation to equity markets.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended January 31, 2023, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations

Belmont Theta Income Fund
Notes to the Financial Statements (continued)
January 31, 2023

when incurred. During the fiscal year ended January 31, 2023, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. Non-cash income, if any, is recorded at the fair market value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

For the fiscal year ended January 31, 2023, the Fund made the following reclassifications to increase (decrease) the components of net assets due to net operating losses:

Accumulated Earnings
Paid-In Capital	(Deficit)
$(162,570)	$162,570

Belmont Theta Income Fund
Notes to the Financial Statements (continued)
January 31, 2023

Share Valuation – The NAV is calculated each day the New York Stock Exchange (the “NYSE”) is open by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding for the Fund.

Options – The Fund utilizes an option premium collection strategy that implements a put spread and a call spread on the S&P 500® Index (SPX) to create a number of defined-risk trades. A defined-risk trade is essentially where a series of financial instruments (such as options) are entered into where the terms and conditions of the financial instruments are, in combination, designed to limit the overall risk. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying investments, and therefore may be subject to greater fluctuation than an investment in the underlying instruments themselves.

In implementing its option premium collection strategy, the Fund will sell (write) a put option (creating a short position) while simultaneously purchasing another put option at a different strike price (creating a long position) – the combination of these two put option positions creates a defined-risk trade. Additionally, the Fund will sell (write) a call option (creating another short position) while simultaneously purchasing another call option at a different strike price (creating another long position) – the combination of these two call options positions creates another defined-risk trade for the Fund. The Fund’s put spreads and call spreads each contain the following characteristics: (i) the long and short options of each spread have the same number of contracts, (ii) the long option of each spread will have a further out-of-the-money strike price than the short option; (iii) the long option of each spread will have at least the same or longer expiration date than the short option.

The Fund generally utilizes weekly and monthly SPX options with expirations of 90 days or less. SPX options are European-style options, which means that they can be exercised only at expiration. Based on the Adviser’s assessment of market conditions, the Adviser may close one or more sides of a spread at any time for purposes of risk management of the Fund.

The Adviser monitors all SPX option strikes for the optimal sale of put spreads and call spreads. Once the Fund has entered into a position, the Adviser attempts to realize as much of the net premium as possible. The Fund may decide to close its option spread positions prior to expiration, which may result in realizing less than the net option premium initially collected. Positions are generally re-set on a monthly basis, but the Adviser may determine to close and/or adjust option spreads prior to expiration for purposes of risk

Belmont Theta Income Fund
Notes to the Financial Statements (continued)
January 31, 2023

management. The Adviser may at times determine to take a temporary defensive position and not implement its option spread writing investment strategy. The option premium collection strategy may result in the generation of positive returns for the Fund; however, the loss potential if the strategy is not effective may be greater than the profit potential. The Fund may lose significantly more than the premium it receives in highly volatile market conditions.

The Fund is required to pledge collateral for the option trades and it will hold cash, money market instruments, or treasury bills as collateral for all such options trades. The Fund’s custodian will segregate such collateral for the benefit of the counterparty. Therefore, the Fund must typically maintain a large percentage of cash and cash equivalents within the Fund. The Fund’s option spread positions will effectively lever the portfolio and will target a notional exposure of no greater than three times the pledged collateral value.

Derivative Transactions – The following tables identify the location and fair value of derivative instruments on the Statement of Assets and Liabilities as of January 31, 2023 and the effect of derivative instruments on the Statement of Operations for the fiscal year ended January 31, 2023.

As of January 31, 2023:

Location of Derivatives on Statement of Assets and Liabilities
Derivatives	Asset Derivatives	Liability Derivatives	Fair Value
Equity Price Risk:
Purchased Options	Investments in securities at fair value		$31,920
Written Options		Written options,at fair value	(227,220)

For the fiscal year ended January 31, 2023:

			Change in Unrealized
	Location of Gain (Loss) on	Realized Gain	Appreciation
	Derivatives on Statement of	(Loss) on	(Depreciation) on
Derivatives	Operations	Derivatives	Derivatives
Equity Price Risk:
Purchased Options	Net realized gain (loss) and change in unrealized appreciation (depreciation) on purchased options	$(1,599,858)	$591,088
Written Options	Net realized gain and change in unrealized appreciation (depreciation) on written options	2,152,902	(987,971)

Belmont Theta Income Fund
Notes to the Financial Statements (continued)
January 31, 2023

The following summarizes the average ending monthly fair value of derivatives outstanding during the fiscal year ended January 31, 2023:

Average Ending Monthly
Derivatives	Fair Value(a)
Purchased Options	$70,427
Written Options	(248,138)

(a)	Average based on the twelve months during the year that had activity.

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities as of January 31, 2023:

Gross Amounts Not Offset
in Statement of Assets and
Liabilities
Net Amounts
		Gross Amounts	of Liabilities
		Offset in	Presented in
	Gross Amounts	Statement	Statement
	of Recognized	of Asset and	of Asset and	Financial	Collateral	Net
	Liabilities	liabilities	Liabilities	Instruments	Pledged	Amount

Written Options	$227,220	$—	$227,220	$(227,220)	$—	$—

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use

Belmont Theta Income Fund
Notes to the Financial Statements (continued)
January 31, 2023

in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser, as “Valuation Designee” under the oversight of the Board, decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Valuation Designee, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at the mean between the most recent quoted bid and ask prices. Securities traded in the Nasdaq over-the-counter market are generally

Belmont Theta Income Fund
Notes to the Financial Statements (continued)
January 31, 2023

valued at the Nasdaq Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser as “valuation designee” under the oversight of the Board. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

Exchange-traded options on securities and indices purchased or sold by the Fund generally will be valued at the mean of the last bid and ask prices. If there is no such reported ask on the valuation date, purchased options are valued at the most recent bid price. If there is no such reported bid on the valuation date, written options are valued at the most recent ask price. On the last business day of each month, the Cboe Options Exchange (“Cboe”) conducts special end-of-month non-trading closing rotations for the sole purpose of determining the fair value of the S&P 500® Index (SPX) option series. For month end valuations of SPX, the Cboe adjusted price will be used if the special end-of-month non-trading closing rotation fair value price differs from the price provided at market close. Options will generally be categorized as Level 2 securities.

In accordance with the Trust’s valuation policies, the Board or Adviser as Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market

Belmont Theta Income Fund
Notes to the Financial Statements (continued)
January 31, 2023

in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2023:

Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
U.S. Government & Agencies	$—	$9,975,368	$—	$9,975,368
Put Options Purchased	—	7,770	—	7,770
Call Options Purchased	—	24,150	—	24,150
Total	$—	$9,975,368	$—	$10,007,288

Valuation Inputs
Liabilities	Level 1	Level 2	Level 3	Total
Written Call Options	$—	$(209,160)	$—	$(209,160)
Written Put Options	—	(18,060)	—	(18,060)
Total	$—	$(227,220)	$—	$(227,220)

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement, on behalf of the Fund (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its services, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly at an annual rate of 1.75% of the average daily net assets of the Fund. For the fiscal year ended January 31, 2023, the Adviser earned a fee of $204,028 from the Fund before the waivers described below. At January 31, 2023, the Adviser owed the Fund $1,242.

The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until May 31, 2023, so that total annual fund operating expenses do not exceed 1.99%. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board, and it will automatically terminate upon the termination of the investment advisory agreement between the Trust and the Adviser. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting

Belmont Theta Income Fund
Notes to the Financial Statements (continued)
January 31, 2023

principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, (vii) expenses incurred under a plan of distribution under Rule 12b-1, and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, in any fiscal year. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses,” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including exchange-traded funds, that have their own expenses.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Fund within the three years following the date the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation that is in effect at the time of the repayment or at the time of the fee waiver or expense reimbursement, whichever is lower. For the fiscal year ended January 31, 2023, the Adviser waived fees or reimbursed expenses totaling $170,269. As of January 31, 2023, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements as follows:

Recoverable Through
January 31, 2024	$151,031
January 31, 2025	153,403
January 31, 2026	170,269

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. Prior to April 1, 2022, the Administrator also provided certain compliance services to the Fund.

Effective April 1, 2022, Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator or of NLCS, and are not paid by the Trust for services to the Fund. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiary of Ultimus. There were no payments made to the Distributor by the Fund for the fiscal year ended January 31, 2023.

Belmont Theta Income Fund
Notes to the Financial Statements (continued)
January 31, 2023

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended January 31, 2023, there were no purchases or sales of investment securities, other than short-term investments and short-term U.S. government obligations.

NOTE 6. FEDERAL TAX INFORMATION

At January 31, 2023, the net unrealized appreciation (depreciation) and tax cost of investments, including written options, for tax purposes was as follows:

Gross unrealized appreciation	$110,093
Gross unrealized depreciation	(139,198)
Net unrealized depreciation on investments	$(29,105)
Tax cost of investments	$9,809,173

The difference between book basis and tax basis of unrealized appreciation (depreciation) is primarily attributable to the mark to market adjustments on options contracts.

At January 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(16,035)
Unrealized depreciation on investments	(29,105)
Total accumulated deficit	$(45,140)

As of January 31, 2023, the Fund had short-term and long-term capital loss carryforwards of $7,879 and $8,156, respectively. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the fiscal year ended January 31, 2023, the Fund utilized capital loss carryforwards of $153,808.

NOTE 7. RECENT REGULATORY UPDATES

In October 2020, the Securities and exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”) Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Belmont Theta Income Fund
Notes to the Financial Statements (continued)
January 31, 2023

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Belmont Theta Income Fund

and Board of Trustees of Valued Advisers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and open written option contracts, of Belmont Theta Income Fund (the “Fund”), a series of Valued Advisers Trust, as of January 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four years in the period then ended and the period April 30, 2018 (commencement of operations) to January 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2023, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 27, 2023

Liquidity Risk Management Program (Unaudited)

Valued Advisers Trust has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board of Trustees approved the appointment of a Liquidity Administrator Committee, which includes representatives from Belmont Capital, LLC, the Fund’s investment adviser, and Ultimus Fund Solutions, LLC, the Fund’s Administrator. The Liquidity Administrator Committee is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Administrator Committee updated its assessment of the Fund’s liquidity risk profile, considering additional data gathered during the period June 1, 2021 through May 31, 2022 (the “Review Period”) and the adequacy and effectiveness of the liquidity risk management program’s operations during the Review Period in order to prepare a written report for the Board of Trustees (the “Report”) for consideration at its meeting held on September 7, 2022. The Report noted that during the Review Period the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. It further noted that during the Review Period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Trust’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Trust’s liquidity risk management program had been effectively implemented during the Review Period.

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2022 through January 31, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid	Annualized
	August 1,	January 31,	During	Expense
	2022	2023	Period(a)	Ratio
Actual	$1,000.00	$1,042.60	$11.31	2.20%
Hypothetical(b)	$1,000.00	$1,014.13	$11.15	2.20%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Andrea N. Mullins, 55 Independent Trustee Since December 2013 Chairperson since March 2017	Current: Private investor; Independent Contractor, SWM Advisors (since April 2014).	Trustee, Angel Oak Funds Trust (since February 2019) (7 portfolios); Trustee, Angel Oak Strategic Credit Fund (since February 2019); Trustee, Angel Oak Financial Strategies Income Term Trust (since May 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since January 2021); Trustee and Audit Committee Chair, Cushing Mutual Funds Trust (since November 2021) (2 portfolios); Trustee and Audit Committee Chair, Cushing MLP & Infrastructure Total Return Fund (since November 2021); Trustee and Audit Committee Chair, NXG NextGen Infrastructure Income Fund (since November 2021).

Trustees and Officers (Unaudited) (continued)

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Ira P. Cohen, 64 Independent Trustee Since June 2010	Current: Independent financial services consultant (since February 2005); Executive Vice President of Asset Management Services, Recognos Financial (since August 2015).	Trustee and Audit Committee Chairman, Apollo Diversified Real Estate Fund (since March 2022); Trustee, Chairman and Nominating and Governance Committee Chairman, Angel Oak Funds Trust (since October 2014) (7 portfolios); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Strategic Credit Fund (since December 2017); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Financial Strategies Income Term Trust (since May 2019);Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Credit Opportunities Term Trust (since January 2021); Trustee and Nominating and Governance Committee Chairman, U.S. Fixed Income Trust (since March 2019).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 14 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Mark J. Seger***, 61 Trustee Since March 2017	Current: Vice Chairman and Co-Founder, Ultimus Fund Solutions, LLC and its subsidiaries (since 1999).	None.

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 14 series.

***	Mr. Seger is considered an “interested person” of the Trust because of his relationship with the Trust’s administrator, transfer agent, and distributor.

Trustees and Officers (Unaudited) (continued)

The following table provides information regarding the Officers of the Trust:

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Matthew J. Miller, 47 Principal Executive Officer and President Since March 2022 Vice President From December 2011 to March 2022	Current: Vice President, Ultimus Fund Solutions, LLC (since December 2015).	None.
N. Lynn Bowley, 64 Chief Compliance Officer Since April 2022	Current: Senior Vice President, Senior Compliance Officer, Northern Lights Compliance Services, LLC (since January 2007).	None.
Carol J. Highsmith, 58 Vice President Since August 2008 Secretary Since March 2014	Current: Vice President, Ultimus Fund Solutions, LLC (since December 2015).	None.
Zachary P. Richmond,42 Principal Financial Officer and Treasurer Since September 2021

Current:Vice President, Financial Administration, Ultimus Fund Solutions, LLC (since February 2019).

Previous:Assistant Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to February 2019).

None.

Trustees and Officers (Unaudited) (continued)

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Jared D. Lahman, 36 AML Officer Since March 2023	Current: Senior Compliance Officer, Northern Lights Compliance Services, LLC (since January 2019). Previous: Manager of Fund Accounting, Gemini Fund Services (September 2016 to December 2018)	None.

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 14 series.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 789-1087 to request a copy of the SAI or to make shareholder inquiries.

Investment Advisory Agreement Approval (Unaudited)

At a meeting held on December 20-21, 2022, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “Belmont Agreement”) between Valued Advisers Trust (the “Trust”) and Belmont Capital, LLC (“Belmont”) with respect to the Belmont Theta Income Fund (the “Belmont Fund”). Belmont provided written information to the Board to assist the Board in its considerations.

Counsel reminded the Trustees of their fiduciary duties and responsibilities as summarized in a memorandum from his firm, including the factors to be considered, and the application of those factors to Belmont and the Belmont Agreement. In assessing these factors and reaching its decision, the Board took into consideration information furnished by Belmont and the Trust’s other service providers for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared or presented in connection with the annual renewal process, including information presented at the December meeting. The Board requested and was provided with, and reflected on, information and reports relevant to the annual renewal of the Belmont Agreement, including: (i) reports regarding the services and support provided to the Belmont Fund by Belmont; (ii) quarterly assessments of the investment performance of the Belmont Fund by personnel of Belmont; (iii) commentary on the reasons for the Belmont Fund’s performance; (iv) presentations by Belmont addressing its investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Belmont Fund and Belmont; (vi) disclosure information contained in the Trust’s registration statement and Belmont’s Form ADV; and (vii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Belmont Agreement. The Board also requested and received various informational materials including, without limitation: (a) documents containing information about Belmont, including its financial information, a description of personnel and the services it provides to the Belmont Fund; information on Belmont’s investment advice and performance; summaries of the Belmont Fund’s expenses, compliance program, current legal matters, and other general information; (b) comparative expense and performance information for other mutual funds with strategies similar to the Belmont Fund; and (c) the benefits to be realized by Belmont from its relationship with the Belmont Fund. The Board did not identify any particular information that was most relevant to its consideration of the Belmont Agreement and each Trustee may have afforded different weight to the various factors.

1. The nature, extent, and quality of the services to be provided by Belmont. In this regard, the Board considered Belmont’s responsibilities under the Belmont Agreement. The Trustees considered the services being provided by Belmont to the Belmont Fund. The Trustees discussed, among other things: the quality of Belmont’s investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the Belmont Fund’s investment objectives and limitations, its coordination of services for the Belmont Fund among the Belmont Fund’s service providers, and its efforts to promote the Belmont Fund and grow its assets. The Trustees considered Belmont’s continuity of, and commitment to retain, qualified personnel and Belmont’s commitment to maintain and enhance its resources and systems. The Trustees considered Belmont’s personnel, including the education and experience of the personnel. After considering the foregoing information and further information in the Meeting materials provided by Belmont (including Belmont’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by Belmont were satisfactory and adequate for the Belmont Fund.

Investment Advisory Agreement Approval (Unaudited) (continued)

2. Investment Performance of the Belmont Fund and Belmont. In considering the investment performance of the Belmont Fund and Belmont, the Trustees compared the performance of the Belmont Fund with the performance of funds in the same Morningstar category, as well as with peer group data and the Belmont Fund’s benchmarks. The Trustees noted that the Belmont Fund had outperformed compared to its peer group median for the one year period ended September 30, 2022, and had underperformed for the three year and since inception periods ended September 30, 2022. They observed that the Belmont Fund performed better than its style-specific benchmark for the one year, three year, and since inception periods ended September 30, 2022. With regard to its broad market benchmark, they noted that the Belmont Fund performed worse for the one year, three year, and since inception periods. The Trustees observed that the Belmont Fund had outperformed its category average for the one-year period ended September 30, 2022 and had underperformed its category average for the three year and since inception periods ended September 30, 2022. The Trustees also considered the consistency of Belmont’s management of the Belmont Fund with its investment objective, strategies, and limitations. The Trustees considered the Belmont Fund’s performance relative to the performance of Belmont’s theta overlay program and noted that the performance was very close. They considered Belmont’s explanation regarding the reasons for the small difference, and determined that the explanation was reasonable. After reviewing and discussing the investment performance of the Belmont Fund further, Belmont’s experience managing the Belmont Fund, Belmont’s historical performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Belmont Fund and Belmont was acceptable.

3. The costs of the services to be provided and profits to be realized by Belmont from the relationship with the Belmont Fund. In considering the costs of services to be provided and the profits to be realized by Belmont from the relationship with the Belmont Fund, the Trustees considered: (1) Belmont’s financial condition; (2) the asset level of the Belmont Fund; (3) the overall expenses of the Belmont Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by Belmont regarding its profits associated with managing the Belmont Fund. The Trustees also considered potential benefits for Belmont in managing the Belmont Fund. The Trustees then compared the fees and expenses of the Belmont Fund (including the management fee) to other comparable mutual funds. The Trustees observed that the Belmont Fund’s advisory fee was the highest in its Morningstar category, and equal to the highest of its peer group. They also noted that the Belmont Fund’s net expense ratio was above the average and median of its peer group and its Morningstar category, but was below the maximum in both cases. The Trustees considered Belmont’s view that the funds included in the Morningstar category and in the peer group are not comparable to the Belmont Fund, and the Board was satisfied that Belmont had sufficiently differentiated the Belmont Fund from others in the peer group. Based on the foregoing, the Board concluded that the fees to be paid to Belmont by the Belmont Fund and the profits to be realized by Belmont, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Belmont.

4. The extent to which economies of scale would be realized as the Belmont Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Belmont Fund’s investors. In this regard, the Board considered the Belmont Fund’s fee arrangements with Belmont. The Board considered that while the management fee remained the same at all asset

Investment Advisory Agreement Approval (Unaudited) (continued)

levels, the Belmont Fund’s shareholders had experienced benefits from the Belmont Fund’s expense limitation arrangement, and that Belmont had agreed to extend that arrangement for another year. They also noted that the Belmont Fund’s shareholders would continue to benefit from the economies of scale under the Trust’s agreements with service providers other than Belmont. In light of the foregoing, the Board determined that the Belmont Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Belmont.

5. Possible conflicts of interest and benefits to Belmont. In considering Belmont’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Belmont Fund; the basis of decisions to buy or sell securities for the Belmont Fund and/or Belmont’s other accounts; and the substance and administration of Belmont’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to Belmont’s potential conflicts of interest. The Trustees discussed Belmont’s practices for seeking best execution for the Belmont Fund’s portfolio transactions. The Board noted that Belmont does not engage in soft dollar arrangements and has not identified any indirect benefits from its relationship with the Belmont Fund other than reputational benefit when marketing the Fund and its other separately managed account services. Based on the foregoing, the Board determined that Belmont’s standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by counsel and further discussion among the Board members, the Board determined to approve the continuation of the Belmont Agreement.

FACTS	WHAT DOES BELMONT THETA INCOME FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (800) 789-1087

Who we are
Who is providing this notice?	Belmont Theta Income Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)

What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

■     open an account or deposit money

■     buy securities from us or sell securities to us

■     make deposits or withdrawals from your account

■     give us your account information

■     make a wire transfer

■     tell us who receives the money

■     tell us where to send the money

■     show your government-issued ID

■     show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes — information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■     Belmont Capital, LLC d/b/a Belmont Capital GroupTM., the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 789-1087 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES Andrea N. Mullins, Chairperson Ira P. Cohen Mark J. Seger	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

OFFICERS
Matthew J. Miller, Principal Executive Officer and
    President
Zachary P. Richmond, Principal Financial Officer and
    Treasurer
N. Lynn Bowley, Chief Compliance Officer
Carol J. Highsmith, Vice President and Secretary
LEGAL COUNSEL Troutman Pepper Hamilton Sanders LLP 3000 Two Logan Square 18th and Arch Streets Philadelphia, PA 19103

INVESTMENT ADVISER Belmont Capital, LLC d/b/a Belmont Capital Group™ 1875 Century Park E., Suite 1780 Los Angeles,CA 90067	CUSTODIAN Huntington National Bank 41 South High Street Columbus, OH 43215

DISTRIBUTOR Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

BELMONT-AR-23

Channing Intrinsic Value Small-Cap Fund

Institutional Class - OWLLX

Annual Report

January 31, 2023

Fund Adviser:

Channing Capital Management, LLC

10 S. LaSalle Street, Suite 2401

Chicago, IL 60603

(312) 223-0211
www.channingcapital.com

Channing Intrinsic Value Small-Cap Fund Management’s Discussion of Fund Performance (Unaudited)
January 31, 2023

Dear Fellow Shareholders,

In 2022, we experienced a unique and anomalistic market characterized by a series of unexpected and unpredictable macroeconomic events. The market environment included – a continued restrictive monetary policy by the Federal Reserve, high energy prices, geopolitical risk, and global supply chain challenges. Our portfolio companies navigated these challenges focusing on a goal of protecting profitability while directing attention to serving strong end-market demand.

For the year ended January 31, 2023, the Channing Intrinsic Value Small-Cap Fund (the “Fund”) underperformed the Russell 2000® Value Index. Bear Markets can be difficult for long-term investors to navigate. These markets typically include “Bear Market Rallies,” where investor sentiment turns positive while the underlying fundamentals and exogenous factors driving the market down remain unchanged. One of the causes of our underperformance was the fact that during these rallies, the lowest quality stocks, notably those with the least profitability, lowest return on equity, and lowest market capitalizations, garnered the most support. Also, during the past year, even though most of our companies met expectations and experienced robust demand trends, overall under-performance was impacted by a few holdings that engaged in strategic transactions (mergers and acquisitions, etc.) In our opinion, these were strategic portfolio improvements and additive to long-term value creation, however, they contributed to short-term stock price weakness and increased volatility.

The top three performing sectors, relative to performance, were Health Care, Real Estate, and Materials. The Health Care sector outperformed the benchmark due to our underweight in the Pharmaceutical, Biotechnology and Life Sciences industries within the Health Care sector which faced tremendous headwinds in the past year. Our Fund benefitted in the Real Estate sector from our overweight in real estate investment trusts. Our overweight in the Materials sector positively contributed to portfolio performance as the demand for Materials historically performs in line with the broader economy.

The three lowest contributing sectors, relative to performance, were Energy, Industrials, and Technology. Our underweight position in Energy failed to keep pace with the index as investors favored lower-quality holdings in the Energy sector, given the rising price of oil. The Industrials sector detracted from overall portfolio performance largely due to our overweight in the Capital Goods industry. Investors reacted negatively in anticipation of higher leverage on a proforma basis as many of these companies announced strategic acquisitions heading into a slower growth economy. The Technology sector detracted from performance due to our overweight positions in Semiconductors & Semiconductor

1

Channing Intrinsic Value Small-Cap Fund
Management’s Discussion of Fund Performance
(Unaudited) (continued)
January 31, 2023

Equipment industries as semiconductor production companies continue to wrestle with a market that is out of balance.

Despite the challenging market environment in the past year, as fundamentals and sentiment continue to improve, we view our portfolio companies to be well-positioned for long-term growth and have the wherewithal to sustain themselves as the economy normalizes and moves into the next phase of the economic cycle. We continue to believe our high-quality value discipline remains the best place to achieve long-term risk-adjusted returns, and we are optimistic that if history is a guide, we are entering a sustainable sweet spot for high-quality investors.

Wendell E. Mackey, CFA
Founder, Co-Chief Executive Officer & Chief Investment Officer

2

Investment Results (Unaudited)

Total Returns* as of January 31, 2023

		Since
		Inception
		(June 30,
	One Year	2021)
Channing Intrinsic Value Small-Cap Fund	(4.72)%	(4.24)%
Russell 2000® Value Index(a)	(0.52)%	(3.28)%

Total annual operating expenses, as disclosed in the Channing Intrinsic Value Small-Cap Fund (the “Fund”) prospectus dated May 31, 2022, were 12.86% of average daily net assets (0.95% after fee waivers/expense reimbursements by Channing Capital Management, LLC (the “Adviser”)). The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until May 31, 2023, so that total annual fund operating expenses do not exceed 0.95%. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board of Trustees of Valued Advisers Trust (the “Trust”), and it will automatically terminate upon the termination of the investment advisory agreement between the Trust and the Adviser. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, (vii) expenses incurred under a plan of distribution under Rule 12b-1, and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, in any fiscal year. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses,” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including exchange-traded funds, that have their own expenses. Each fee waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three years following the date on which the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment. Additional information pertaining to the Fund’s expense ratios as of January 31, 2023 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (833) 565-1919. Current performance of the Fund may be lower or higher than the performance quoted.

*	Total returns reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

(a)	The Russell 2000® Value Index (“Index”) is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. The Index measures the performance of those Russell 2000® Index companies (the 2,000 smallest companies in the Russell 3000® Index (the 3,000 largest U.S. companies based on total market capitalization), which represents approximately 10% of the total market capitalization of

3

Investment Results (Unaudited) (continued)

the Russell 3000® Index) with lower price-to-book ratios and lower forecasted growth values. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Comparison of the Growth of a $100,000 Investment in the Channing Intrinsic Value Small-Cap Fund and the Russell 2000® Value Index.

The chart above assumes an initial investment of $100,000 made on June 30, 2021 (commencement of operations) and held through January 31, 2023. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (833) 565-1919. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

4

Fund Holdings (Unaudited)

Channing Intrinsic Value Small-Cap Fund Holdings as of January 31, 2023*

*	As a percentage of net assets.

The investment objective of the Fund is long-term capital appreciation.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http:// www.sec.gov and on the Fund’s website at www.channingcapital.com.

5

Channing Intrinsic Value Small-Cap Fund
Schedule of Investments
January 31, 2023

COMMON STOCKS — 97.17%	Shares	Fair Value
Communications — 2.20%
Gray Television, Inc.	12,456	$161,430

Consumer Discretionary — 13.01%
Asbury Automotive Group, Inc.(a)	897	197,340
Boyd Gaming Corp.	2,743	170,916
HanesBrands, Inc.	12,952	109,315
Madison Square Garden Entertainment Corp., Class A(a)	2,486	129,993
Marriott Vacations Worldwide Corp.	1,080	172,843
OneSpaWorld Holdings Ltd.(a)	16,427	172,648
		953,055
Consumer Staples — 4.13%
Darling Ingredients, Inc.(a)	2,134	141,463
Spectrum Brands Holdings, Inc.	2,376	161,283
		302,746
Energy — 3.86%
Callon Petroleum Co.(a)	3,156	134,288
PDC Energy, Inc.	2,187	148,125
		282,413
Financials — 18.37%
Artisan Partners Asset Management, Inc., Class A	4,635	170,661
Banner Corp.	2,113	136,986
Evercore, Inc., Class A	898	116,569
Hanover Insurance Group, Inc.	1,020	137,272
Horace Mann Educators Corp.	2,760	98,284
Independent Bank Corp.	1,717	136,828
Pacific Premier Bancorp, Inc.	1,757	56,821
Selective Insurance Group, Inc.	1,492	141,739
SouthState Corp.	1,904	151,559
Stifel Financial Corp.	2,945	198,522
		1,345,241
Health Care — 8.27%
Integer Holdings Corp.(a)	2,402	158,076
Medpace Holdings, Inc.(a)	658	145,464
Merit Medical Systems, Inc.(a)	2,221	158,468
NuVasive, Inc.(a)	3,153	143,777
		605,785
Industrials — 26.97%
Belden, Inc.	1,822	147,746
Brink’s Co. (The)	2,944	193,126
Cactus, Inc., Class A	3,140	169,905
Cryoport, Inc.(a)	1,543	35,227
Enovis Corp.(a)	3,056	192,376
Herc Holdings, Inc.	939	145,845
Hexcel Corp.	2,941	207,576
Hillenbrand, Inc.	3,871	181,396
MSA Safety, Inc.	1,280	174,579

See accompanying notes which are an integral part of these financial statements.

6

Channing Intrinsic Value Small-Cap Fund
Schedule of Investments (continued)
January 31, 2023

COMMON STOCKS — 97.17% - (continued)	Shares	Fair Value
Industrials — 26.97% - continued
SPX Technologies, Inc.(a)	2,840	$213,028
TopBuild Corp.(a)	600	120,036
XPO, Inc.(a)	4,864	193,879
		1,974,719
Materials — 5.09%
Allegheny Technologies, Inc.(a)	5,248	190,974
Avient Corp.	4,488	181,854
		372,828
Real Estate — 4.92%
Corporate Office Properties Trust	6,530	183,297
Physicians Realty Trust	11,156	176,934
		360,231
Technology — 7.96%
Coherent Corp.(a)	3,347	145,260
Diodes, Inc.(a)	1,638	146,093
MaxLinear, Inc.(a)	3,476	143,211
MKS Instruments, Inc.	1,451	148,467
		583,031
Utilities — 2.39%
Southwest Gas Holdings, Inc.	2,611	174,754

Total Common Stocks (Cost $6,913,505)		7,116,233

MONEY MARKET FUNDS - 1.59%
First American Treasury Obligations Fund, Class X, 4.24%(b)	116,468	116,468
Total Money Market Funds (Cost $116,468)		116,468
Total Investments — 98.76% (Cost $7,029,973)		7,232,701
Other Assets in Excess of Liabilities — 1.24%		91,160
NET ASSETS — 100.00%		$7,323,861

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of January 31, 2023.

See accompanying notes which are an integral part of these financial statements.

7

Channing Intrinsic Value Small-Cap Fund
Statement of Assets and Liabilities
January 31, 2023

Assets
Investments in securities at fair value (cost $7,029,973) (Note 3)	$7,232,701
Receivable for investments sold	99,623
Dividends receivable	596
Receivable from Adviser (Note 4)	24,148
Prepaid expenses	3,260
Total Assets	7,360,328
Liabilities
Payable to affiliates (Note 4)	7,931
Payable to trustees	2,076
Other accrued expenses	26,460
Total Liabilities	36,467
Net Assets	$7,323,861
Net Assets consist of:
Paid-in capital	$7,852,359
Accumulated deficit	(528,498)
Net Assets	$7,323,861
Shares outstanding (unlimited number of shares authorized, no par value)	789,785
Net asset value, offering and redemption price per share (Note 2)	$9.27

See accompanying notes which are an integral part of these financial statements.

8

Channing Intrinsic Value Small-Cap Fund
Statement of Operations
For the year ended January 31, 2023

Investment Income
Dividend income	$76,357
Total investment income	76,357
Expenses
Investment Adviser fees (Note 4)	41,329
Administration and fund accounting fees (Note 4)	55,000
Legal fees	20,150
Compliance service fees (Note 4)	20,000
Audit and tax preparation fees	17,647
Transfer agent fees (Note 4)	15,138
Custodian fees	12,603
Printing and postage expenses	8,991
Trustee fees	7,979
Registration expenses	6,632
Miscellaneous expense	24,503
Total expenses	229,972
Fees contractually waived and expenses reimbursed by Adviser (Note 4)	(173,901)
Net operating expenses	56,071
Net investment income	20,286
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on investment securities transactions	(720,633)
Net change in unrealized appreciation on investment securities	215,297
Net realized and change in unrealized loss on investments	(505,336)
Net decrease in net assets resulting from operations	$(485,050)

See accompanying notes which are an integral part of these financial statements.

9

Channing Intrinsic Value Small-Cap Fund
Statements of Changes in Net Assets

		For the Period
	For the Year Ended	Ended January 31,
	January 31, 2023	2022(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$20,286	$2,365
Net realized loss on investment securities transactions	(720,633)	(6,707)
Net change in unrealized appreciation (depreciation) of investment securities	215,297	(12,569)
Net decrease in net assets resulting from operations	(485,050)	(16,911)
Distributions to shareholders from Earnings (Note 2)	(26,908)	(4,208)
Total distributions	(26,908)	(4,208)
Capital Transactions - Institutional Class:
Proceeds from shares sold	6,050,000	1,886,000
Reinvestment of distributions	24,682	2,899
Amount paid for shares redeemed	(106,643)	—
Net increase in net assets resulting from capital transactions	5,968,039	1,888,899
Total Increase in Net Assets	5,456,081	1,867,780
Net Assets
Beginning of period	1,867,780	—
End of period	$7,323,861	$1,867,780
Share Transactions - Institutional Class:
Shares sold	608,018	190,962
Shares issued in reinvestment of distributions	2,999	293
Shares redeemed	(12,487)	—
Net increase in shares	598,530	191,255

(a)	For the period June 30, 2021 (commencement of operations) to January 31, 2022.

See accompanying notes which are an integral part of these financial statements.

10

Channing Intrinsic Value Small-Cap Fund - Institutional Class
Financial Highlights

(For a share outstanding during each period)

		For the
	For the	Period
	Year Ended	Ended
	January 31,	January 31,
	2023	2022(a)
Selected Per Share Data:
Net asset value, beginning of period	$9.77	$10.00
Investment operations:
Net investment income	0.03	0.02
Net realized and unrealized loss on investments	(0.50)	(0.22)
Total from investment operations	(0.47)	(0.20)
Less distributions to shareholders from:
Net investment income	(0.03)	(0.03)
Total distributions	(0.03)	(0.03)
Net asset value, end of period	$9.27	$9.77
Total Return(b)	(4.72)%	(2.03	)% (c)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$7,324	$1,868
Ratio of net expenses to average net assets	0.95%	0.95	% (d)
Ratio of expenses to average net assets before waiver and reimbursement	3.90%	12.86	% (d)
Ratio of net investment income to average net assets	0.34%	0.27	% (d)
Portfolio turnover rate	72%	23	% (c)

(a)	For the period June 30, 2021 (commencement of operations) to January 31, 2022.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

11

Channing Intrinsic Value Small-Cap Fund
Notes to the Financial Statements
January 31, 2023

NOTE 1. ORGANIZATION

The Channing Intrinsic Value Small-Cap Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board” or “Trustees”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund currently offers one class of shares: Institutional Shares. The Fund commenced operations on June 30, 2021. The Fund’s investment adviser is Channing Capital Management, LLC (the “Adviser”). The investment objective of the Fund is long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended January 31, 2023, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of

12

Channing Intrinsic Value Small-Cap Fund
Notes to the Financial Statements (continued)
January 31, 2023

Operations when incurred. During the fiscal year ended January 31, 2023, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last tax year end and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date.

The calendar year end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Non-cash income, if any, is recorded at the fair market value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

For the fiscal year ended January 31, 2023, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Accumulated Earnings
Paid-In Capital	(Deficit)
$(3,977)	$3,977

13

Channing Intrinsic Value Small-Cap Fund
Notes to the Financial Statements (continued)
January 31, 2023

Share Valuation– The NAV is calculated each day the New York Stock Exchange (the “NYSE”) is open by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding for the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which

14

Channing Intrinsic Value Small-Cap Fund
Notes to the Financial Statements (continued)
January 31, 2023

is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at the mean between the most recent quoted bid and ask prices. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser as “valuation designee” under the oversight of the Board. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Board or Adviser as Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations.

15

Channing Intrinsic Value Small-Cap Fund
Notes to the Financial Statements (continued)
January 31, 2023

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2023:

Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$7,116,233	$—	$—	$7,116,233
Money Market Funds	116,468	—	—	116,468
Total	$7,232,701	$—	$—	$7,232,701

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement, on behalf of the Fund (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its services, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly at an annual rate of 0.70% of the average daily net assets of the Fund. For the fiscal year ended January 31, 2023, the Adviser earned a fee of $41,329 from the Fund before the waivers and reimbursements described below. At January 31, 2023, the Adviser owed the Fund $24,148.

The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until May 31, 2023, so that total annual fund operating expenses do not exceed 0.95%. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board, and it will automatically terminate upon the termination of the investment advisory agreement between the Trust and the Adviser. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with GAAP, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, (vii) expenses incurred under a plan of distribution under Rule 12b-1, and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, in any fiscal year. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses,” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including exchange-traded funds, that have their own expenses.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Fund within the three years following the date the fee waiver or expense reimbursement

16

Channing Intrinsic Value Small-Cap Fund
Notes to the Financial Statements (continued)
January 31, 2023

occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation that is in effect at the time of the repayment or at the time of the fee waiver or expense reimbursement, whichever is lower. For the fiscal year ended January 31, 2023, the Adviser waived fees or reimbursed expenses totaling $173,901. As of January 31, 2023, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements as follows:

Recoverable Through
January 31, 2025	$105,136
January 31, 2026	173,901

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. Prior to April 1, 2022, the Administrator also provided certain compliance services to the Fund.

Effective April 1, 2022, Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator or of NLCS, and are not paid by the Trust for services to the Fund. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiary of Ultimus. There were no payments made to the Distributor by the Fund for the fiscal year ended January 31, 2023.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended January 31, 2023, purchases and sales of investment securities, other than short-term investments, were $9,722,302 and $3,881,645, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended January 31, 2023.

NOTE 6. FEDERAL TAX INFORMATION

At January 31, 2023, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$398,236
Gross unrealized depreciation	(336,265)
Net unrealized appreciation on investments	61,971
Tax cost of investments	$7,170,730

17

Channing Intrinsic Value Small-Cap Fund
Notes to the Financial Statements (continued)
January 31, 2023

At January 31, 2023, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

The tax character of distributions paid for the years ended January 31, 2023 and January 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income(a)	$26,908	$4,208
Total distributions paid	$26,908	$4,208

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At January 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(590,469)
Unrealized appreciation on investments	61,971
Total accumulated deficit	$(528,498)

As of January 31, 2023, the Fund had short-term and long-term capital loss carryforwards of $536,070 and $50,513, respectively. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. As of January 31, 2023, the Fund had deferred Qualified Late Year Ordinary losses of $3,886.

NOTE 7. SECTOR RISK

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of January 31, 2023, the Fund had 26.97% of the value of its net assets invested in stocks within the Industrials sector.

18

Channing Intrinsic Value Small-Cap Fund
Notes to the Financial Statements (continued)
January 31, 2023

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

19

Report of Independent Registered Public Accounting Firm

To the Shareholders of Channing Intrinsic Value Small-Cap Fund

and Board of Trustees of Valued Advisers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Channing Intrinsic Value Small-Cap Fund (the “Fund”), a series of Valued Advisers Trust, as of January 31, 2023, the related statement of operations for the year then ended, and the statements of changes in net assets, the related notes, and the financial highlights for the year ended January 31, 2023 and the period June 30, 2021 (commencement of operations) through January 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2023, the results of its operations for the year then ended, and the changes in net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2021.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 27, 2023

20

Liquidity Risk Management Program (Unaudited)

Valued Advisers Trust has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board of Trustees approved the appointment of a Liquidity Administrator Committee, which includes representatives from Channing Capital Management, LLC, the Fund’s investment adviser, and Ultimus Fund Solutions, LLC, the Fund’s Administrator. The Liquidity Administrator Committee is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Administrator Committee updated its assessment of the Fund’s liquidity risk profile, considering additional data gathered during the period from the Fund’s inception on June 30, 2021 through May 31, 2022 (the “Review Period”) and the adequacy and effectiveness of the liquidity risk management program’s operations during the Review Period in order to prepare a written report for the Board of Trustees (the “Report”) for consideration at its meeting held on September 7, 2022. The Report noted that during the Review Period the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. It further noted that during the Review Period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Trust’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Trust’s liquidity risk management program had been effectively implemented during the Review Period.

21

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2022 through January 31, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid	Annualized
	August 1,	January 31,	During	Expense
	2022	2023	Period(a)	Ratio
Actual	$1,000.00	$1,038.90	$4.88	0.95%
Hypothetical(b)	$1,000.00	$1,020.42	$4.84	0.95%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

22

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2023 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

For the year ended January 31, 2023, the Fund designated $– as long-term capital gain distributions.

23

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Andrea N. Mullins, 55 Independent Trustee Since December 2013 Chairperson since March 2017	Current: Private investor; Independent Contractor, SWM Advisors (since April 2014).	Trustee, Angel Oak Funds Trust (since February 2019) (7 portfolios); Trustee, Angel Oak Strategic Credit Fund (since February 2019); Trustee, Angel Oak Financial Strategies Income Term Trust (since May 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since January 2021); Trustee and Audit Committee Chair, Cushing Mutual Funds Trust (since November 2021) (2 portfolios); Trustee and Audit Committee Chair, Cushing MLP & Infrastructure Total Return Fund (since November 2021); Trustee and Audit Committee Chair, NXG NextGen Infrastructure Income Fund (since November 2021).

24

Trustees and Officers (Unaudited) (continued)

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Ira P. Cohen, 64 Independent Trustee Since June 2010	Current: Independent financial services consultant (since February 2005); Executive Vice President of Asset Management Services, Recognos Financial (since August 2015).	Trustee and Audit Committee Chairman, Apollo Diversified Real Estate Fund (since March 2022); Trustee, Chairman and Nominating and Governance Committee Chairman, Angel Oak Funds Trust (since October 2014) (7 portfolios); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Strategic Credit Fund (since December 2017); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Financial Strategies Income Term Trust (since May 2019);Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Credit Opportunities Term Trust (since January 2021); Trustee and Nominating and Governance Committee Chairman, U.S. Fixed Income Trust (since March 2019).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 14 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Mark J. Seger***, 61 Trustee Since March 2017	Current: Vice Chairman and Co-Founder, Ultimus Fund Solutions, LLC and its subsidiaries (since 1999).	None.

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 14 series.

***	Mr. Seger is considered an “interested person” of the Trust because of his relationship with the Trust’s administrator, transfer agent, and distributor.

25

Trustees and Officers (Unaudited) (continued)

The following table provides information regarding the Officers of the Trust:

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Matthew J. Miller, 47 Principal Executive Officer and President Since March 2022 Vice President From December 2011 to March 2022	Current: Vice President, Ultimus Fund Solutions, LLC (since December 2015).	None.
N. Lynn Bowley, 64 Chief Compliance Officer Since April 2022	Current: Senior Vice President, Senior Compliance Officer, Northern Lights Compliance Services, LLC (since January 2007).	None.
Carol J. Highsmith, 58 Vice President Since August 2008 Secretary Since March 2014	Current: Vice President, Ultimus Fund Solutions, LLC (since December 2015).	None.
Zachary P. Richmond,42 Principal Financial Officer and Treasurer Since September 2021

Current:Vice President, Financial Administration, Ultimus Fund Solutions, LLC (since February 2019).

Previous:Assistant Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to February 2019).

None.

26

Trustees and Officers (Unaudited) (continued)

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Jared D. Lahman, 36 AML Officer Since March 2023	Current: Senior Compliance Officer, Northern Lights Compliance Services, LLC (since January 2019). Previous: Manager of Fund Accounting, Gemini Fund Services (September 2016 to December 2018)	None.

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 14 series.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (833) 565-1919 to request a copy of the SAI or to make shareholder inquiries.

27

FACTS	WHAT DOES CHANNING INTRINSIC VALUE SMALL-CAP FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (833) 565-1919

28

Who we are
Who is providing this notice?	Channing Intrinsic Value Small-Cap Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)

What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

■     open an account or deposit money

■     buy securities from us or sell securities to us

■     make deposits or withdrawals from your account

■     give us your account information

■     make a wire transfer

■     tell us who receives the money

■     tell us where to send the money

■     show your government-issued ID

■     show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes — information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■     Channing Capital Management, LLC the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

29

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (833) 565-1919 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES Andrea N. Mullins, Chairperson Ira P. Cohen Mark J. Seger	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

OFFICERS
Matthew J. Miller, Principal Executive Officer and
    President
Zachary P. Richmond, Principal Financial Officer and
    Treasurer
N. Lynn Bowley, Chief Compliance Officer
Carol J. Highsmith, Vice President and Secretary	LEGAL COUNSEL Troutman Pepper Hamilton Sanders LLP 3000 Two Logan Square 18th and Arch Streets Philadelphia, PA 19103

INVESTMENT ADVISER Channing Capital Management, LLC 10 S. LaSalle Street, Suite 2401 Chicago, IL 60603	CUSTODIAN U.S. Bank, N.A. 425 Walnut Street Cincinnati, OH 45202

DISTRIBUTOR Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Channing-AR-2023

MDP Low Volatility Fund

Class I Shares – MDPLX

Annual Report

January 31, 2023

Fund Adviser:
Millbank Dartmoor Portsmouth LLC 22 South Pack Square, Suite 401 Asheville, NC 28801

MDP Low Volatility Fund
Management’s discussion of Fund performance (Unaudited)
January 31, 2023

For the fiscal period ended January 31, 2023, the MDP Low Volatility Fund (the “Fund”) had a return of (3.84)%, which outperformed its primary benchmark, the S&P 500® Total Return Index, return of (8.77)% for the same period. Our rotation between various option overlay strategies allowed us to mitigate the index’s losses.

The Fund’s investment adviser, Millbank Dartmoor Portsmouth’s (“MDP”) believes that sourcing the ideal market hedge be dependent on current volatility; that employing one volatility strategy is unsuitable for all market conditions. We feel that our strategy is designed to provide the most efficient downside buffer without completely sacrificing upside returns. Using a combination of long equities and equity options, MDP provides a long only, daily liquid, transparent, low-cost solution intended to provide equity returns with significantly reduced volatility. As of January 31, 2023, the Fund’s Trailing 12 month volatility was 13.14%, which is 56% of the annualized volatility of its primary benchmark.

Over the past year, the equity options market was awash in complex, poorly performing hedges. There was a sea change in how people invest in this new interest rate environment. Investors fear the “Market,” with some positioned in high levels of cash, afraid of missing an upside rally yet afraid of the downside. Therefore, the “correlation-type” moves to the downside become far less likely than violent moves to the upside. This leads to a market both lacking in conviction and one with higher VOLATILITY. The low volatility, levered positioning of the past no longer exists in the options market. These factors drive “put-demand” lower, yet the demand for calls has made the price for upside exposure the most expensive we have ever seen. A term, known as flattening skew, prevents the CBOE Volatility Index, or VIX from popping. We feel the Fund is well positioned to take advantage of these structural conditions in the market.

Dennis Davitt

CIO

MDPLX

1

Investment Results (Unaudited)

Total Return(a) as of January 31, 2023

Since
Inception
March 31,
2022(b)
MDP Low Volatility Fund — Class I	(3.84)%
S&P 500® Total Return Index	(8.77)%

Expense
Ratio(c)
1.17%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on MDP Low Volatility Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (833) 914-3344.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s return reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for period less than one year are not annualized.

(b)	The inception date of the Fund was March 11, 2022. However, the Fund did not invest in long-term securities towards the investment objective and commence operations until March 31, 2022. March 31, 2022 is the performance calculation inception date.

(c)	The expense ratio as disclosed in the Fund’s prospectus dated March 9, 2022 is based on estimated amounts for the current fiscal year. Additional information pertaining to the expense ratios as of January 31, 2023 can be found in the financial highlights.

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call (833) 914-3344 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

2

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the MDP Low Volatility Fund – Class I and the S&P 500® Total Return Index.

The chart above assumes an initial investment of $10,000 made on March 31, 2022 (commencement of operations) and held through January 31, 2023. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (833) 914-3344. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

3

Fund Holdings (Unaudited)

MDP Low Volatility Fund Portfolio Holdings as of January 31, 2023*

*	As a percentage of net assets.

The investment objective of the Fund is to provide capital appreciation and mitigate volatility by combining index investments and index options to capture long-term, risk-adjusted returns.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http:// www.sec.gov.

4

MDP Low Volatility Fund
Schedule of Investments
January 31, 2023

EXCHANGE-TRADED FUNDS — 94.09%	Shares	Fair Value
SPDR S&P 500 ETF Trust(a)(b)	1,800	$731,664
Total Exchange-Traded Funds (Cost $741,945)		731,664

	Number of	Notional	Exercise	Expiration
Description	Contracts	Amount	Price	Date	Fair Value
PUT OPTIONS PURCHASED — 2.09%
SPDR S&P 500 ETF Trust(c)	16	$650,368	$400.00	April 2023	$16,272
Total Options Purchased (Cost $16,126)					16,272

MONEY MARKET FUNDS - 3.10%	Shares	Fair Value
Federated Hermes Government Obligations Fund - Institutional Class, 4.14% (d)	24,100	$24,100
Total Money Market Funds (Cost $24,100)		24,100
Total Investments — 99.28% (Cost $782,171)		772,036
Other Assets in Excess of Liabilities — 0.72%		5,618
NET ASSETS — 100.00%		$777,654

(a)	All or a portion of the security is held as collateral for written options.

(b)	Represents an investment greater than 25% of the Fund’s net assets. Performance of the Fund may be adversely impacted by concentrated investments in securities. The financial statements and portfolio holdings for these securities can be found at www.sec.gov. As of January 31, 2023, the percentage of net assets invested in SPDR S&P 500 ETF Trust was 94.09% of the Fund.

(c)	Non-income producing security.

(d)	Rate disclosed is the seven day effective yield as of January 31, 2023.

ETF	- Exchange-Traded Fund

SPDR	- Standard & Poor’s Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

5

MDP Low Volatility Fund
Schedule of Open Written Option Contracts
January 31, 2023

	Number of	Notional	Exercise	Expiration
Description	Contracts	Amount	Price	Date	Fair Value
WRITTEN CALL OPTIONS (0.89)%
SPDR S&P 500 ETF Trust(a)	(16)	$(650,368)	$420.00	March 2023	$(6,896)
WRITTEN PUT OPTIONS (0.55)%
SPDR S&P 500 ETF Trust(a)	(16)	(650,368)	377.00	March 2023	(4,304)

Total Written Options (Premiums Received $11,220)					$(11,200)

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

6

MDP Low Volatility Fund
Statement of Assets and Liabilities
January 31, 2023

Assets
Investments in securities at fair value (cost $782,171) (Note 3)	$772,036
Cash	16,519
Cash held at broker for options contracts	3,138
Dividends receivable	78
Receivable from Adviser	19,559
Deferred offering cost (Note 2)	4,714
Prepaid expenses	7,752
Total Assets	823,796
Liabilities
Options written, at value (premiums received $11,220)	11,200
Payable to affiliates (Note 4)	8,831
Payable to trustees	92
Other accrued expenses	26,019
Total Liabilities	46,142
Net Assets	$777,654
Net Assets consist of:
Paid-in capital	$797,845
Accumulated deficit	(20,191)
Net Assets	$777,654
Shares outstanding (unlimited number of shares authorized, no par value)	82,902
Net asset value, offering and redemption price per share (Note 2)	$9.38

See accompanying notes which are an integral part of these financial statements.

7

MDP Low Volatility Fund
Statement of Operations
For the period ended January 31, 2023(a)

Investment Income
Dividend income	$6,784
Total investment income	6,784

Expenses
Administration fees (Note 4)	55,650
Legal fees	36,090
Offering cost (Note 2)	26,305
Compliance services fees (Note 4)	24,166
Audit and tax preparation fees	20,411
Organizational (Note 2)	15,500
Transfer agent fees (Note 4)	13,728
Registration expenses	7,304
Trustee fees	5,816
Custodian fees	5,207
Printing and postage expenses	4,080
Investment Adviser fees (Note 4)	2,617
Interest expense	807
Miscellaneous expense	21,681
Total expenses	239,362
Fees contractually waived and expenses reimbursed by Adviser (Note 4)	(233,084)
Net operating expenses	6,278
Net investment income	506

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on:
Written options	5,685
Purchased options	2,028
Change in unrealized appreciation (depreciation) on:
Investment securities	(10,281)
Written options	20
Purchased options	146
Net realized and change in unrealized loss on investments	(2,402)
Net decrease in net assets resulting from operations	$(1,896)

(a)	For the period March 31, 2022 (commencement of operations) to January 31, 2023.

See accompanying notes which are an integral part of these financial statements.

8

MDP Low Volatility Fund
Statement of Changes in Net Assets

For the Period
Ended January
31, 2023(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$506
Net realized gain on written options and purchased options	7,713
Net change in unrealized depreciation of investment securities, written options and purchased options	(10,115)
Net decrease in net assets resulting from operations	(1,896)
Distributions to shareholders from Earnings Class I (Note 2)	(18,308)
Total distributions	(18,308)

Capital Transactions - Class I:
Proceeds from shares sold	918,900
Reinvestment of distributions	18,309
Amount paid for shares redeemed	(139,351)
Net increase in net assets resulting from capital transactions	797,858
Total Increase in Net Assets	777,654

Net Assets
Beginning of period	—
End of period	$777,654

Share Transactions - Class I:
Shares sold	95,868
Shares issued in reinvestment of distributions	2,034
Shares redeemed	(15,000)
Net increase in shares	82,902

(a)	For the period March 31, 2022 (commencement of operations) to January 31, 2023.

See accompanying notes which are an integral part of these financial statements.

9

MDP Low Volatility Fund – Class I
Financial Highlights
(For a share outstanding during the period)

	For the
	Period
	Ended
	January 31,
	2023(a)
Selected Per Share Data:
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income	0.01
Net realized and unrealized loss	(0.40)
Total from investment operations	(0.39)
Less distributions to shareholders from:
Net investment income	(0.02)
Net realized gains	(0.21)
Total distributions	(0.23)
Net asset value, end of period	$9.38
Total Return(b)	(3.84	)% (c)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$778
Ratio of net expenses to average net assets(d)	1.43	% (e)
Ratio of expenses to average net assets before waiver and reimbursement	54.62	% (e)
Ratio of net investment income to average net assets	0.12	% (e)
Portfolio turnover rate	—	% (c)

(a)	For the period March 31, 2022 (commencement of operations) to January 31, 2023.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized.

(d)	This ratio includes the impact of broker interest fees. If this cost had been excluded, the ratio of expenses to average net assets would have been 1.25% for the period ended January 31, 2023.

(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.

10

MDP Low Volatility Fund
Notes to the Financial Statements
January 31, 2023

NOTE 1. ORGANIZATION

The MDP Low Volatility Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund currently offers one class of shares, Class I. Class A shares have been approved by the Board, but are not yet available for purchase and are not being offered at this time. Inception date of the Fund was March 11, 2022. The Fund commenced operations on March 31, 2022. The Fund’s investment adviser is Millbank Dartmoor Portsmouth LLC (the “Adviser”). The investment objective of the Fund is to seek capital appreciation and mitigate volatility by combining index investments and index options to capture long-term, risk adjusted returns.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies” including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

11

MDP Low Volatility Fund
Notes to the Financial Statements (continued)
January 31, 2023

As of and during the period ended January 31, 2023, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations when incurred. During the period ended January 31, 2023, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Non-cash income, if any, is recorded at the fair market value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

12

MDP Low Volatility Fund
Notes to the Financial Statements (continued)
January 31, 2023

For the period ended January 31, 2023, the Fund made the following reclassifications to increase (decrease) the components of net assets due to net operating losses:

Accumulated Earnings
Paid-In Capital	(Deficit)
$(13)	$13

Regulatory Update – In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund was required to comply with Rule 18f-4 by August 19, 2022. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund is currently complying with Rule 18f-4.

Share Valuation – The NAV is calculated each day the New York Stock Exchange (the “NYSE”) is open by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding for the Fund.

Organization and Offering Costs – The Adviser advanced some of the Fund’s organization and initial offering costs and was subsequently reimbursed by the Fund. Costs of $31,019 incurred in connection with the offering and initial registration of the Fund have been deferred and are being amortized on a straight-line basis over the first twelve months after commencement of operations. Costs of $15,500 incurred in connection with the organization of the Fund were expensed as incurred. As of January 31, 2023, the amount of the offering costs remaining to amortize was $4,714.

Purchased/Written Option Contracts – The Fund may write or purchase option contracts to adjust risk and return of its overall investment positions. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to or subtracted from the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Investing in purchased and written options contracts exposes the Fund to equity price risk.

13

MDP Low Volatility Fund
Notes to the Financial Statements (continued)
January 31, 2023

The following tables identify the location and fair value of derivative instruments on the Statement of Assets and Liabilities as of January 31, 2023, and the effect of derivative instruments on the Statement of Operations for the period ended January 31, 2023.

As of January 31, 2023:

Location of Derivatives on Statement of Assets and Liabilities
Derivatives	Asset Derivatives	Liability Derivatives	Fair Value
Equity Price Risk:
Purchased Options	Investments in securities at fair value		$16,272
Written Options		Written options, at fair value	(11,200)

For the period ended January 31, 2023:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Price Risk:
Purchased Options	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investment securities	$2,028	$146
Written Options	Net realized gain and change in unrealized appreciation (depreciation) on written options	5,685	20

The following summarizes the average ending monthly fair value of derivatives outstanding during the period ended January 31, 2023:

Average Ending Monthly
Derivatives	Fair Value(a)
Purchased Options	$21,415
Written Options	(9,536)

(a)	Average based on the eight months during the period that had activity.

14

MDP Low Volatility Fund
Notes to the Financial Statements (continued)
January 31, 2023

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities as of January 31, 2023:

Gross Amounts Not Offset
in Statement of Assets and
Liabilities
Net Amounts
		Gross Amounts	of Liabilities
		Offset in	Presented in
	Gross Amounts	Statement of	Statement of
	of Recognized	Assets and	Assets and	Financial	Collateral	Net
	Liabilities	liabilities	Liabilities	Instruments	Pledged	Amount
Written Options	$11,200	$—	$11,200	$(11,200)	$—	$—

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published

15

MDP Low Volatility Fund
Notes to the Financial Statements (continued)
January 31, 2023

and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at the mean between the most recent quoted bid and ask prices. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser as “Valuation Designee” under the oversight of the Board. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

Exchange-traded options on securities and indices purchased or sold by the Fund generally will be valued by the Valuation Designee at the mean of the last bid and ask prices. If there is no such reported ask on the valuation date, purchased options are valued at the most recent bid price. If there is no such reported bid on the valuation date, written options are valued at the most recent ask price. On the last business day of each month, the Cboe Options Exchange (“Cboe”) conducts special end-of-month non-trading closing rotations

16

MDP Low Volatility Fund
Notes to the Financial Statements (continued)
January 31, 2023

for the sole purpose of determining the fair value of the S&P 500 Index (SPX) option series. For month end valuations of SPX, the Cboe adjusted price will be used if the special end-of-month non-trading closing rotation fair value price differs from the price provided at market close. Options will generally be categorized as Level 2 securities.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5 under the 1940 Act, the Adviser as Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Funds might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2023:

Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$731,664	$—	$—	$731,664
Put Options Purchased	—	16,272	—	16,272
Money Market Funds	24,100	—	—	24,100
Total	$755,764	$16,272	$—	$772,036

Valuation Inputs
Liabilities	Level 1	Level 2	Level 3	Total
Written Call Options	$—	$(6,896)	$—	$(6,896)
Written Put Options	—	(4,304)	—	(4,304)
Total	$—	$(11,200)	$—	$(11,200)

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

17

MDP Low Volatility Fund
Notes to the Financial Statements (continued)
January 31, 2023

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement, on behalf of the Fund (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its services, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly at an annual rate of 0.60% of the average daily net assets of the Fund. For the period ended January 31, 2023, the Adviser earned a fee of $2,617 from the Fund before the waivers described below. At January 31, 2023, the Adviser owed the Fund $19,559.

The Adviser has entered into an expense limitation agreement where it has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until May 31, 2024 so that Total Annual Fund Operating Expenses does not exceed 1.25%.This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board, and it will automatically terminate upon the termination of the investment advisory agreement between the Fund and the Adviser. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, (vii) expenses incurred under a plan of distribution under Rule 12b-1, and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, in any fiscal year. The operating expense limitation also excludes any “Acquired Funds Fees and Expenses,” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including ETFs, that have their own expenses.

Each Fee waiver or expense reimbursement by the Adviser is subject to repayment by the Fund within the three years following the date the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver or reimbursement and any expense limitation in place at the time of the repayments. For the fiscal year ended January 31, 2023, the Adviser waived fees and reimbursed expenses totaling $233,084. As of January 31, 2023, the Adviser may seek repayment of investment advisory fees waivers and expense reimbursement as follows:

Recoverable Through
January 31, 2026	$233,084

18

MDP Low Volatility Fund
Notes to the Financial Statements (continued)
January 31, 2023

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund, which are approved annually by the Board.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

The officers and a Trustee of the Trust are members of management and/or employees of Ultimus or one of its affiliates and are not paid by the Trust for services to the Fund.

Certain officers and a Trustee of the Trust are also employees of Ultimus or NLCS and such persons are not paid by the Fund for serving in such capacities.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the period ended January 31, 2023, there were $741,945 in purchases and no sales of investment securities, other than short-term investments.

There were no purchases or sales of long-term U.S. government obligations during the period ended January 31, 2023.

NOTE 6. FEDERAL TAX INFORMATION

At January 31, 2023, the net unrealized appreciation (depreciation) and tax cost of investments, including written options, for tax purposes was as follows:

Gross unrealized appreciation	$198
Gross unrealized depreciation	(16,221)
Net unrealized depreciation on investments	$(16,023)
Tax cost of investments	$776,859

The tax character of distributions paid for the period ended January 31, 2023 were as follows:

2023
Distributions paid from:
Ordinary income(a)	$18,308
Total distributions paid	$18,308

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

19

MDP Low Volatility Fund
Notes to the Financial Statements (continued)
January 31, 2023

At January 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(4,168)
Unrealized depreciation on investments	(16,023)
Total accumulated deficit	$(20,191)

Certain capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of the Fund’s fiscal year may be deferred and treated as occurring on the first business day of the Fund’s following taxable year. For the tax period ended January 31, 2023, the Fund deferred post-October capital losses in the amount of $3,274 and qualified late year ordinary losses in the amount of $894.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the 1940 Act. At January 31, 2023, an unaffiliated person owned 64.67% of the outstanding shares of the Fund. As a result, an unaffiliated person may be deemed to control the Fund.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

20

Report of Independent Registered Public Accounting Firm

To the Shareholders of MDP Low Volatility Fund and

Board of Trustees of Valued Advisers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and open written option contracts, of MDP Low Volatility Fund (the “Fund”), a series of Valued Advisers Trust, as of January 31, 2023, and the related statements of operations and changes in net assets, the related notes, and the financial highlights for the period March 31, 2022 (commencement of operations) through January 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2023, the results of its operations, changes in net assets, and the financial highlights for the period March 31, 2022 (commencement of operations) through January 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2023, by correspondence with the custodian and broker. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2022.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 27, 2023

21

Liquidity Risk Management Program (Unaudited)

Valued Advisers Trust has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board of Trustees approved the appointment of a Liquidity Administrator Committee, which includes representatives from Millbank Dartmoor Portsmouth LLC, the Fund’s investment adviser, and Ultimus Fund Solutions, LLC, the Fund’s Administrator. The Liquidity Administrator Committee is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Administrator Committee updated its assessment of the Fund’s liquidity risk profile, considering additional data gathered during the period from the Fund’s inception on March 31, 2022 through May 31, 2022 (the “Review Period”) and the adequacy and effectiveness of the liquidity risk management program’s operations during the Review Period in order to prepare a written report for the Board of Trustees (the “Report”) for consideration at its meeting held on September 7, 2022. The Report noted that during the Review Period the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. It further noted that during the Review Period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Trust’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Trust’s liquidity risk management program had been effectively implemented during the Review Period.

22

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2022 through January 31, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid	Annualized
	August 1,	January 31,	During	Expense
	2022	2023	Period(a)	Ratio
Actual	$1,000.00	$1,004.80	$7.42	1.47%
Hypothetical(b)	$1,000.00	$1,017.80	$7.47	1.47%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

23

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 33% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2023 ordinary income dividends, 34% qualifies for the corporate dividends received deduction.

24

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Andrea N. Mullins, 55 Independent Trustee Since December 2013 Chairperson since March 2017	Current: Private investor; Independent Contractor, SWM Advisors (since April 2014).	Trustee, Angel Oak Funds Trust (since February 2019) (7 portfolios); Trustee, Angel Oak Strategic Credit Fund (since February 2019); Trustee, Angel Oak Financial Strategies Income Term Trust (since May 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since January 2021); Trustee and Audit Committee Chair, Cushing Mutual Funds Trust (since November 2021) (2 portfolios); Trustee and Audit Committee Chair, Cushing MLP & Infrastructure Total Return Fund (since November 2021); Trustee and Audit Committee Chair, NXG NextGen Infrastructure Income Fund (since November 2021).

25

Trustees and Officers (Unaudited) (continued)

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Ira P. Cohen, 64 Independent Trustee Since June 2010	Current: Independent financial services consultant (since February 2005); Executive Vice President of Asset Management Services, Recognos Financial (since August 2015).	Trustee and Audit Committee Chairman, Apollo Diversified Real Estate Fund (since March 2022); Trustee, Chairman and Nominating and Governance Committee Chairman, Angel Oak Funds Trust (since October 2014) (7 portfolios); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Strategic Credit Fund (since December 2017); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Financial Strategies Income Term Trust (since May 2019); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Credit Opportunities Term Trust (since January 2021); Trustee and Nominating and Governance Committee Chairman, U.S. Fixed Income Trust (since March 2019).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 14 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Mark J. Seger***, 61 Trustee Since March 2017	Current: Vice Chairman and Co-Founder, Ultimus Fund Solutions, LLC and its subsidiaries (since 1999).	None.

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 14 series.

***	Mr. Seger is considered an “interested person” of the Trust because of his relationship with the Trust’s administrator, transfer agent, and distributor.

26

Trustees and Officers (Unaudited) (continued)

The following table provides information regarding the Officers of the Trust:

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Matthew J. Miller, 47 Principal Executive Officer and President Since March 2022 Vice President From December 2011 to March 2022	Current: Vice President, Ultimus Fund Solutions, LLC (since December 2015).	None.
N. Lynn Bowley, 64 Chief Compliance Officer Since April 2022	Current: Senior Vice President, Senior Compliance Officer, Northern Lights Compliance Services, LLC (since January 2007).	None.
Carol J. Highsmith, 58 Vice President Since August 2008 Secretary Since March 2014	Current: Vice President, Ultimus Fund Solutions, LLC (since December 2015).	None.
Zachary P. Richmond, 42 Principal Financial Officer and Treasurer Since September 2021

Current:Vice President, Financial Administration, Ultimus Fund Solutions, LLC (since February 2019).

Previous:Assistant Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to February 2019).

None.

27

Trustees and Officers (Unaudited) (continued)

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Jared D. Lahman, 36 AML Officer Since March 2023	Current: Senior Compliance Officer, Northern Lights Compliance Services, LLC (since January 2019). Previous: Manager of Fund Accounting, Gemini Fund Services (September 2016 to December 2018)	None.

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 14 series.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (833) 914-3344 to request a copy of the SAI or to make shareholder inquiries.

28

FACTS	WHAT DOES MDP LOW VOLATILITY FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (833) 914-3344

29

Who we are
Who is providing this notice?	MDP Low Volatility Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)

What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

■     open an account or deposit money

■     buy securities from us or sell securities to us

■     make deposits or withdrawals from your account

■     give us your account information

■     make a wire transfer

■     tell us who receives the money

■     tell us where to send the money

■     show your government-issued ID

■     show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes — information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■     Millbank Dartmoor Portsmouth LLC, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

30

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (833) 914-3344 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES Andrea N. Mullins, Chairperson Ira P. Cohen Mark J. Seger	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

OFFICERS
Matthew J. Miller, Principal Executive Officer and
    President
Zachary P. Richmond, Principal Financial Officer and
    Treasurer
N. Lynn Bowley, Chief Compliance Officer
Carol J. Highsmith, Vice President and Secretary	LEGAL COUNSEL Troutman Pepper Hamilton Sanders LLP 3000 Two Logan Square 18th and Arch Streets Philadelphia, PA 19103

INVESTMENT ADVISER Millbank Dartmoor Portsmouth LLC 22 South Pack Square, Suite 401 Asheville, NC 28801	CUSTODIAN U.S. Bank, N.A. 425 Walnut Street Cincinnati, OH 45202

DISTRIBUTOR Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

MDP-AR-23

Summitry Equity Fund

GGEFX

Annual Report

January 31, 2023

Summitry LLC

919 E. Hillsdale Boulevard, Suite 150

Foster City, CA 94404

(866) 954-6682

Summitry Equity Fund
Management’s Discussion of Fund Performance
For The Fiscal Year Ended January 31, 2023 (Unaudited)

The Summitry Equity Fund (the “Fund”) returned (9.38)% for the fiscal year ended January 31, 2023. In comparison, our benchmark, the S&P 500® Index (the “S&P 500”)*, returned (8.22)% during the same period. Since inception on April 1, 2009, the Fund has returned 370.44% as compared to the 561.16% return of the benchmark.

Notwithstanding strong performances in the fourth quarter of 2022, the S&P 500, Dow Jones Industrials and NASDAQ Composite indexes ended the calendar year lower than its outset by (18.13)%, (6.86)% and (32.51)%, respectively, including dividends. Global equity indexes also suffered in 2022, with the MSCI ACWI Ex-USA and EAFE indexes down by 16.00% and 13.92%, respectively.

The most important driver of investment results in the past year, we believe, was the significant and rapid rise in interest rates, following more than a decade of low and declining interest rates. That dramatic reversal, driven by the market’s reaction to a spike in inflationary pressures, led to a repricing of securities across the investment spectrum.

The most direct and obvious effect of interest rate changes is on bond values since the change in price of a bond with a fixed-rate coupon is inversely related to the change in market interest rates (higher rates lead to lower prices and vice versa). The longer the “duration” of the bond, the larger the effect**. The Bloomberg Aggregate Bond Index, an industry standard to measure investment grade bond performance, with a duration of roughly 6.2 years at present, began the year with a yield of 1.8% and ended the year with a yield of 4.6%. That’s a dramatic shift, closely mirroring the rise in the Federal Funds target rate from 0.25% at the outset of 2022, to 4.50% at year-end. Consequently, the benchmark ended the year lower by 13.0%. Similarly, the Bloomberg Municipal Bond California Exempt Total Return Index fell by 8.2%.

Beyond fixed income, the shift in interest rates also rippled through the equity markets. As bond yields rose, investors saw an increased probability of a recession in the near term, prompting them to revise downward their expectations of future corporate earnings. Further, higher interest rates lowered the valuation multiples investors would pay for those future earnings, particularly for growth companies whose value is largely derived not from the level of current earnings, but in the earnings they are expected to generate many years in the future. In their flight to safety, investors generally favored those stocks that are valued on current earnings and dividends in 2022. Even these investors tended to finish the year with losses, albeit to a smaller degree than those investors whose exposures were weighted to growth companies.

1

Summitry Equity Fund
Management’s Discussion of Fund Performance (continued)
For The Fiscal Year Ended January 31, 2023 (Unaudited)

Lost in the forgoing, and amid a generally sour mood that prevails in the financial press focused on large corporate layoffs, war in Ukraine with no clear path to its conclusion, expected gridlock in Congress in the New Year, a hawkish Federal Reserve, and more, is the message that markets generally performed better in the final quarter of 2022. We should remember that stock and bond markets tend to be forward-looking and are less concerned with the present than they are with the future. They may be sending a signal that inflation—the main culprit driving interest rates and market uncertainty—has peaked. We believe that the tough medicine we’re taking now, in terms of Central Banks around the world tightening credit conditions, will dampen inflationary pressures as classical economic theory posits.

While we may feel somewhat more optimistic about the prospect of a return to more normal levels of inflation (and the market may agree based on recent results), we have no crystal ball that tells us where the markets will go next. Given this uncertainty, what is the right approach for you to take when investing? On one level—an important one for any investor—you need to determine the right asset allocation for your portfolio. After going through a difficult year, you should take stock of your appetite for volatility in your portfolio and consider the level of return you need over a multi-year period to meet your personal financial goals. While doing this, be careful not to let the most recent experience color your expectations too much. It is a tendency for human beings to anchor their expectations of the future on the most recent past. At another level, it is important to embrace an investment philosophy when executing your appropriate asset allocation that focuses on quality and value. Understand the difference between a quality asset (stock, bond or otherwise) and its alternative, and know the difference between a bargain and a speculation. We believe that owning quality and value will allow investors to ride through the uncertain periods like the present and position themselves for growth when the pendulum swings in the other direction. This philosophy is timeless and provides the discipline to avoid the temptation to chase investment fashions that have no basis in common sense.

During the period, the Fund underperformed on a relative basis primarily due to security selection. From a sector perspective, relative to the benchmark, the portfolio maintained an overweight position in Financials, Communications and Consumer Discretionary. Our best performing stocks came from multiple sectors. W.W. Grainger, Inc. was up 47.5%, Ulta Beauty, Inc. was up 41.1%, and Starbucks Corp. increased 25.6% for the period. Alphabet, Inc. ended the period as our largest holding followed by Fiserv, Inc., Berkshire Hathaway, Inc., Visa, Inc., and Walt Disney Co.

2

Summitry Equity Fund
Management’s Discussion of Fund Performance (continued)
For The Fiscal Year Ended January 31, 2023 (Unaudited)

Communications, which began the period as our largest sector prior, was unfortunately our worst performing sector and returned (30.2)%. Our Technology holdings also weighed on performance with the sector returning (18.4)%. Meta Platforms, Inc., CarMax, Inc., and Zebra Technologies Corp. were our worst performing positions falling 52.5%, 37.4% and 37.1%, respectively during the period.

We added the following four new positions to the Fund: Starbucks Corp., Amazon.com, Inc., Universal Music Group and Moody’s Corp. During the period we sold the following four positions in their entirety: Citigroup, Inc., Bank of America Corp., Booking Holdings, Inc. and Northrop Grumman Corp.

In addition to the stock and security selection, the advisor’s decision to waive fees and reimburse expenses to the Fund due to the expense limitation cap impacted performance. Had the advisor not waived and reimbursed these expenses, the performance of the Fund would have been lower.

We remain focused on our long-term discipline of investing in high-quality, large-cap businesses that trade at attractive valuations and are confident, in our opinion, that our style of investing is particularly well-suited for the period ahead.

Sincerely,

Summitry, LLC

*	The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

**	“Macaulay duration” is the weighted average time to receive all of a bond’s cash flows and is expressed in years. A bond’s Macaulay duration can be used to determine a bond’s price sensitivity to changes in interest rates (“modified duration”). In practice, the concept of duration can be applied to any asset that generates cash flow. In general, longer duration, i.e., the further in the future an investor receives their cash flows, the higher sensitivity in that asset’s price to changes in interest rates.

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter.

These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

3

Summitry Equity Fund
Management’s Discussion of Fund Performance (continued)
For The Fiscal Year Ended January 31, 2023 (Unaudited)

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling the Fund at (866) 954-6682. Fee waivers and expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s Prospectus contains this and other important information. For information on the Fund’s expense ratio, please see the Financial Highlights Table found within the accompanying Annual Report.

4

Investment Results (Unaudited)

Average Annual Total Returns* as of January 31, 2023

	One Year	Five Year	Ten Year
Summitry Equity Fund	(9.38)%	6.86%	10.02%
S&P 500® Index(a)	(8.22)%	9.54%	12.68%

Total annual operating expenses, as disclosed in the most recent Summitry Equity Fund (the “Fund”) prospectus dated May 31, 2022, were 1.31% of the Fund’s average daily net assets (1.25% after fee waivers/expense reimbursements by Summitry LLC (the “Adviser”)). The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until May 31, 2023, so that Total Annual Fund Operating Expenses do not exceed 1.25%. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board of Trustees of Valued Advisers Trust (the “Trust”), and it will automatically terminate upon the termination of the investment advisory agreement between the Trust and the Adviser. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, (vii) expenses incurred under a plan of distribution under Rule 12b-1, and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses”, which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own expenses. Each fee waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three years following the date on which the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 954-6682.

*	Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Information pertaining to the Fund’s expense ratios as of January 31, 2023 can be found in the financial highlights.

(a)	The S&P 500® Index (the “S&P 500”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the S&P 500; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (866) 954-6682. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

5

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Summitry Equity Fund and the S&P 500® Index.

The chart above assumes an initial investment of $10,000 made on January 31, 2013 and held through January 31, 2023. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (866) 954-6682. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

6

Fund Holdings (Unaudited)

Summitry Equity Fund Holdings as of January 31, 2023*

*	As a percentage of net assets.

The investment objective of the Fund is to provide long-term capital appreciation. A secondary objective is to provide current income.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www. sec.gov and on the Fund’s website at www.summitryfunds.com.

7

Summitry Equity Fund
Schedule of Investments
January 31, 2023

COMMON STOCKS — 100.22%	Shares	Fair Value
Communications — 20.73%
Alphabet, Inc., Class A(a)	40,360	$3,989,182
Meta Platforms, Inc., Class A(a)	17,010	2,533,980
Netflix, Inc. (a)	4,852	1,716,929
Universal Music Group NV - ADR	110,000	1,397,000
Walt Disney Co. (The)(a)	27,550	2,988,899
		12,625,990
Consumer Discretionary — 24.01%
Amazon.com, Inc.(a)	19,566	2,017,842
CarMax, Inc.(a)	35,318	2,488,153
Dollar General Corp.	5,287	1,235,043
Lowe’s Companies, Inc.	11,159	2,323,862
Ross Stores, Inc.	22,744	2,688,113
Starbucks Corp.	16,445	1,794,807
Ulta Beauty, Inc.(a)	4,046	2,079,482
		14,627,302
Financials — 13.09%
Berkshire Hathaway, Inc., Class B(a)	9,778	3,046,043
Charles Schwab Corp. (The)	23,800	1,842,595
Moody’s Corp.	4,309	1,390,730
Wells Fargo & Co.	36,142	1,693,976
		7,973,344
Health Care — 5.45%
Agilent Technologies, Inc.	13,234	2,012,626
Medtronic PLC	15,630	1,308,075
		3,320,701
Industrials — 2.13%
W.W. Grainger, Inc.	2,203	1,298,624

Technology — 34.81%
Fiserv, Inc.(a)	33,915	3,618,053
Mastercard, Inc., Class A	7,019	2,601,241
Microsoft Corp.	11,600	2,874,596
Nintendo Co. Ltd. - ADR	170,175	1,832,785
Salesforce.com, Inc.(a)	9,555	1,604,953
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	30,199	2,800,353
Visa, Inc., Class A	13,207	3,040,384
Zebra Technologies Corp., Class A(a)	8,960	2,832,973
		21,205,338
Total Common Stocks (Cost $44,808,359)		61,051,299

See accompanying notes which are an integral part of these financial statements.

8

Summitry Equity Fund
Schedule of Investments (continued)
January 31, 2023

MONEY MARKET FUNDS - 0.10%	Shares	Fair Value
Fidelity Investments Money Market Government Portfolio, Institutional Class, 4.24%(b)	57,903	$57,903
Total Money Market Funds (Cost $57,903)		57,903

Total Investments — 100.32% (Cost $44,866,262)		61,109,202
Liabilities in Excess of Other Assets — (0.32)%		(195,365)
NET ASSETS — 100.00%		$60,913,837

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of January 31, 2023.

ADR — American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

9

Summitry Equity Fund
Statement of Assets and Liabilities
January 31, 2023

Assets
Investments in securities at fair value (cost $44,866,262) (Note 3)	$61,109,202
Dividends receivable	16,313
Prepaid expenses	7,425
Total Assets	61,132,940
Liabilities
Payable for fund shares redeemed	139,433
Payable to Adviser (Note 4)	46,473
Payable to affiliates (Note 4)	8,835
Payable to Trustees	1,867
Other accrued expenses	22,495
Total Liabilities	219,103
Net Assets	$60,913,837
Net Assets consist of:
Paid-in capital	$43,775,171
Accumulated earnings	17,138,666
Net Assets	$60,913,837
Shares outstanding (unlimited number of shares authorized, no par value)	3,097,419
Net asset value (“NAV”), offering and redemption price per share (Note 2)	$19.67

See accompanying notes which are an integral part of these financial statements.

10

Summitry Equity Fund
Statement of Operations
For the year ended January 31, 2023

Investment Income
Dividend income (net of foreign taxes withheld of $22,932)	$485,521
Total investment income	485,521
Expenses
Investment Adviser fees (Note 4)	607,414
Administration (Note 4)	55,010
Fund accounting fees (Note 4)	25,448
Legal fees	20,652
Transfer agent fees (Note 4)	20,000
Audit and tax preparation fees	17,911
Registration expenses	12,063
Custodian fees	9,348
Trustee fees	7,557
Printing and postage expenses	6,165
Insurance expenses	3,291
Compliance service fees (Note 4)	3,000
Miscellaneous	23,455
Total expenses	811,314
Fees contractually waived by Adviser (Note 4)	(52,327)
Net operating expenses	758,987
Net investment loss	(273,466)
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	6,446,329
Net change in unrealized depreciation of investment securities	(13,181,767)
Net realized and change in unrealized loss on investments	(6,735,438)
Net decrease in net assets resulting from operations	$(7,008,904)

See accompanying notes which are an integral part of these financial statements.

11

Summitry Equity Fund
Statements of Changes in Net Assets

	For the Year	For the Year
	Ended January 31,	Ended January 31,
	2023	2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(273,466)	$(451,936)
Net realized gain on investment securities transactions	6,446,329	7,682,520
Net change in unrealized appreciation (depreciation) of investment securities	(13,181,767)	8,191,603
Net increase (decrease) in net assets resulting from operations	(7,008,904)	15,422,187

Distributions to Shareholders (Note 2)
Earnings	(7,977,565)	(4,860,586)
Total distributions	(7,977,565)	(4,860,586)

Capital Transactions
Proceeds from shares sold	4,744,349	4,775,786
Reinvestment of distributions	7,977,565	4,860,586
Amount paid for shares redeemed	(9,628,400)	(10,711,790)
Net increase (decrease) in net assets resulting from capital transactions	3,093,514	(1,075,418)
Total Increase (Decrease) in Net Assets	(11,892,955)	9,486,183

Net Assets
Beginning of year	72,806,792	63,320,609
End of year	$60,913,837	$72,806,792

Share Transactions
Shares sold	226,252	184,360
Shares issued in reinvestment of distributions	439,293	187,958
Shares redeemed	(456,444)	(415,272)
Net increase (decrease) in shares outstanding	209,101	(42,954)

See accompanying notes which are an integral part of these financial statements.

12

Summitry Equity Fund
Financial Highlights

(For a share outstanding during each period)

	For the Years Ended January 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of year	$25.21	$21.60	$19.19	$16.97	$19.43
Investment operations:
Net investment income (loss)	(0.09)	(0.16)	(0.07)	0.02	0.01
Net realized and unrealized gain (loss) on investments	(2.52)	5.54	2.48	2.72	(1.17)
Total from investment operations	(2.61)	5.38	2.41	2.74	(1.16)
Less distributions to shareholders from:
Net investment income	—	—	—	(0.03)	—
Net realized gains	(2.93)	(1.77)	—	(0.49)	(1.30)
Total distributions	(2.93)	(1.77)	—	(0.52)	(1.30)
Net asset value, end of year	$19.67	$25.21	$21.60	$19.19	$16.97
Total Return(a)	(9.38)%	24.72%	12.56%	16.15%	(5.70)%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$60,914	$72,807	$63,321	$60,960	$55,046
Ratio of expenses to average net assets after expense waiver	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets before expense waiver	1.34%	1.31%	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets after expense waiver	(0.45)%	(0.61)%	(0.36)%	0.11%	0.07%
Portfolio turnover rate	22.53%	23.57%	23.21%	27.62%	31.30%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

13

Summitry Equity Fund
Notes to the Financial Statements
January 31, 2023

NOTE 1. ORGANIZATION

The Summitry Equity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end diversified series of Valued Advisers Trust (the “Trust”), and commenced operations on April 1, 2009. The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board” or “Trustees”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund’s investment adviser is Summitry LLC (the “Adviser”). The investment objective of the Fund is to provide long-term capital appreciation. A secondary objective is to provide current income.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies” including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended January 31, 2023, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations when incurred. During the fiscal year ended January 31, 2023, the Fund did not incur any

14

Summitry Equity Fund
Notes to the Financial Statements (continued)
January 31, 2023

interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

For the fiscal year ended January 31, 2023, the Fund made the following reclassifications to increase (decrease) the components of net assets due to net operating losses:

Accumulated Earnings
Paid-In Capital	(Deficit)
$(279,990)	$279,990

Share Valuation – The NAV is calculated each day the New York Stock Exchange (the “NYSE”) is open by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding for the Fund.

15

Summitry Equity Fund
Notes to the Financial Statements (continued)
January 31, 2023

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

16

Summitry Equity Fund
Notes to the Financial Statements (continued)
January 31, 2023

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser as “Valuation Designee” under the oversight of the Board. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s valuation policies, the Board or Adviser as Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

17

Summitry Equity Fund
Notes to the Financial Statements (continued)
January 31, 2023

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2023:

Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$61,051,299	$—	$—	$61,051,299
Money Market Funds	57,903	—	—	57,903
Total	$61,109,202	$—	$—	$61,109,202

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement on behalf of the Fund, the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its services, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund. For the fiscal year ended January 31, 2023, the Adviser earned a fee of $607,414 from the Fund before the waivers described below. At January 31, 2023, the Fund owed the Adviser $46,473.

The Adviser has contractually agreed to waive or limit its fees and to assume certain Fund operating expenses, until May 31, 2023, so that total annual operating expenses do not exceed 1.25%. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board, and it will automatically terminate upon the termination of the investment advisory agreement between the Trust and the Adviser. This operating expense limitation does not apply to interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, expenses incurred under a plan of distribution under Rule 12b-1, and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses”. Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in other investment companies, including exchange-traded funds, closed-end funds and money market funds that have their own expenses. For the fiscal year ended January 31, 2023, the Adviser waived fees of $52,327.

18

Summitry Equity Fund
Notes to the Financial Statements (continued)
January 31, 2023

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Fund within the three years following the date the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver or reimbursement and any expense limitation in place at the time of the repayment. As of January 31, 2023, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements as follows:

Recoverable Through
January 31, 2024	$59,497
January 31, 2025	43,156
January 31, 2026	52,327

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. Prior to April 1, 2022, the Administrator also provided certain compliance services to the Fund.

Effective April 1, 2022, Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator or of NLCS, and are not paid by the Trust for services to the Fund. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiary of Ultimus. There were no payments made to the Distributor by the Fund for the fiscal year ended January 31, 2023.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Distributor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided

19

Summitry Equity Fund
Notes to the Financial Statements (continued)
January 31, 2023

regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Plan is not active and will not be activated prior to May 31, 2023.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended January 31, 2023, purchases and sales of investment securities, other than short-term investments, were $13,659,465 and $18,153,846, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended January 31, 2023.

NOTE 6. FEDERAL TAX INFORMATION

At January 31, 2023, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$18,174,124
Gross unrealized depreciation	(1,931,184)
Net unrealized appreciation on investments	$16,242,940
Tax cost of investments	$44,866,262

The tax character of distributions paid for the fiscal years ended January 31, 2023 and January 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Long-term capital gains	$7,977,565	$4,860,586
Total distributions paid	$7,977,565	$4,860,586

At January 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed long-term capital gains	$941,957
Accumulated capital and other losses	(46,231)
Unrealized appreciation on investments	16,242,940
Total accumulated earnings	$17,138,666

As of January 31, 2023, the Fund had deferred Qualified Later Year Ordinary losses of $46,231.

20

Summitry Equity Fund
Notes to the Financial Statements (continued)
January 31, 2023

NOTE 7. SECTOR RISK

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of January 31, 2023, the Fund had 34.81% of the value of its net assets invested in stocks within the Technology sector.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

21

Report of Independent Registered Public Accounting Firm

To the Shareholders of Summitry Equity Fund and

Board of Trustees of Valued Advisers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Summitry Equity Fund (the “Fund”), a series of Valued Advisers Trust, as of January 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2011.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 27, 2023

22

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2022 through January 31, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid	Annualized
	August 1,	January 31,	During	Expense
	2022	2023	Period(a)	Ratio
Actual	$1,000.00	$1,043.70	$6.44	1.25%
Hypothetical(b)	$1,000.00	$1,018.90	$6.36	1.25%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

23

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 0% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2023 ordinary income dividends, 0% qualifies for the corporate dividends received deduction.

For the year ended January 31, 2023, the Fund designated $7,977,565 as long-term capital gain distributions.

24

Liquidity Risk Management Program (Unaudited)

Valued Advisers Trust has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board of Trustees approved the appointment of a Liquidity Administrator Committee, which includes representatives from Summitry LLC, the Fund’s investment adviser, and Ultimus Fund Solutions, LLC, the Fund’s Administrator. The Liquidity Administrator Committee is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Administrator Committee updated its assessment of the Fund’s liquidity risk profile, considering additional data gathered during the period June 1, 2021 through May 31, 2022 (the “Review Period”) and the adequacy and effectiveness of the liquidity risk management program’s operations during the Review Period in order to prepare a written report for the Board of Trustees (the “Report”) for consideration at its meeting held on September 7, 2022. The Report noted that during the Review Period the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. It further noted that during the Review Period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Trust’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Trust’s liquidity risk management program had been effectively implemented during the Review Period.

25

Investment Advisory Agreement Approval (Unaudited)

At a meeting held on December 20-21, 2022, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “Summitry Agreement”) between Valued Advisers Trust (the “Trust”) and Summitry LLC (“Summitry”) with respect to the Summitry Equity Fund (the “Summitry Fund”). Summitry provided written information to the Board to assist the Board in its considerations.

Counsel reminded the Trustees of their fiduciary duties and responsibilities as summarized in a memorandum from his firm, including the factors to be considered, and the application of those factors to Summitry and the Summitry Agreement. In assessing these factors and reaching its decision, the Board took into consideration information furnished by Summitry and the Trust’s other service providers for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared or presented in connection with the annual renewal process, including information presented at the December meeting. The Board requested and was provided with, and reflected on, information and reports relevant to the annual renewal of the Summitry Agreement, including: (i) reports regarding the services and support provided to the Summitry Fund by Summitry; (ii) quarterly assessments of the investment performance of the Summitry Fund by personnel of Summitry; (iii) commentary on the reasons for the performance; (iv) presentations by Summitry addressing its investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Summitry Fund and Summitry; (vi) disclosure information contained in the Trust’s registration statement and Summitry’s Form ADV; and (vii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in considering and approving the Summitry Agreement. The Board also requested and received various informational materials including, without limitation: (a) documents containing information about Summitry, including its financial information, a description of personnel and the services it provides to the Summitry Fund; information on Summitry’s investment advice and performance; summaries of Summitry Fund expenses, compliance program, current legal matters, and other general information; (b) comparative expense and performance information for other mutual funds with strategies similar to the Summitry Fund; and (c) the benefits to be realized by Summitry from its relationship with the Summitry Fund. The Board did not identify any particular information that was most relevant to its consideration of the Summitry Agreement and each Trustee may have afforded different weight to the various Factors.

1. The nature, extent, and quality of the services to be provided by Summitry. In this regard, the Board considered Summitry’s responsibilities under the Summitry Agreement. The Trustees considered the services being provided by Summitry to the Summitry Fund. The Trustees discussed, among other things: the quality of Summitry’s investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the Summitry Fund’s investment objectives and limitations, its coordination of services for the Summitry Fund among the Summitry Fund’s service providers, and its efforts to promote the Summitry Fund and grow its assets. The Trustees considered Summitry’s continuity of, and commitment to retain, qualified personnel and Summitry’s commitment to maintain and enhance its resources and systems. The Trustees considered Summitry’s personnel, including the education and experience of the personnel. After considering the foregoing information and further information in the Meeting materials provided by Summitry (including Summitry’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the

26

Investment Advisory Agreement Approval (Unaudited) (continued)

nature, extent, and quality of the services provided by Summitry were satisfactory and adequate for the Summitry Fund.

2. Investment Performance of the Summitry Fund and Summitry. In considering the investment performance of the Summitry Fund and Summitry, the Trustees compared the performance of the Summitry Fund with the performance of funds in the same Morningstar category, as well as with peer group data and the Summitry Fund’s benchmark. The Trustees noted that the Summitry Fund had performed worse than its peer group median for the one year, three year, five year, and since inception periods ended September 30, 2022. They observed that the Summitry Fund also performed below its benchmark for each of those periods. The Trustees observed that the Summitry Fund had underperformed compared to its category average and median for the one year, three year, five year, and ten year periods ended September 30, 2022, and had also underperformed compared to the median for the since inception period. The Trustees also considered the consistency of Summitry’s management of the Summitry Fund with its investment objective, strategies, and limitations. The Trustees considered the Summitry Fund’s performance relative to the performance of Summitry’s equity composite and noted that the performance of the Fund was lower for the one year period ended September 30, 2022. They considered Summitry’s explanation regarding the reasons for the difference, and determined that the explanation was reasonable. After reviewing and discussing the investment performance of the Summitry Fund further, Summitry’s experience managing the Summitry Fund, Summitry’s historical performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Summitry Fund and Summitry was acceptable.

3. The costs of the services to be provided and profits to be realized by Summitry from the relationship with the Summitry Fund. In considering the costs of services to be provided and the profits to be realized by Summitry from the relationship with the Summitry Fund, the Trustees considered: (1) Summitry’s financial condition; (2) the asset level of the Summitry Fund; (3) the overall expenses of the Summitry Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by Summitry regarding its profits associated with managing the Summitry Fund. The Trustees also considered potential benefits for Summitry in managing the Summitry Fund. The Trustees then compared the fees and expenses of the Summitry Fund (including the management fee) to other comparable mutual funds. The Trustees observed that the Summitry Fund’s advisory fee and net expense ratio were above the average and median of its Morningstar category, but below the maximum in each case. They also noted that the Summitry Fund’s advisory fee and net expense ratio were higher than the average and median of its custom peer group. Based on the foregoing, the Board concluded that the fees to be paid to Summitry by the Summitry Fund and the profits to be realized by Summitry, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Summitry.

4. The extent to which economies of scale would be realized as the Summitry Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Summitry Fund’s investors. In this regard, the Board considered the Summitry Fund’s fee arrangements with Summitry. The Board considered that while the management fee remained the same at all asset levels, the Summitry Fund’s shareholders had experienced benefits from the Summitry Fund’s expense limitation arrangement, and that Summitry had agreed to extend that arrangement for another year. They also noted that the Summitry Fund’s shareholders would continue to benefit from

27

Investment Advisory Agreement Approval (Unaudited)(continued)

the economies of scale under the Trust’s agreements with service providers other than Summitry. In light of the foregoing, the Board determined that the Summitry Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Summitry.

5. Possible conflicts of interest and benefits to Summitry. In considering Summitry’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Summitry Fund; the basis of decisions to buy or sell securities for the Summitry Fund and/or Summitry’s other accounts; and the substance and administration of Summitry’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to Summitry’s potential conflicts of interest. The Trustees discussed Summitry’s practices for seeking best execution for the Summitry Fund’s portfolio transactions. In terms of other benefits to Summitry, the Trustees considered Summitry’s perspective that the Summitry Fund provides an investment option for smaller accounts, and that the public nature of the Summitry Fund provides credibility to Summitry’s operations. Based on the foregoing, the Board determined that Summitry’s standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by counsel and further discussion among the Board members, the Board determined to approve the continuation of the Summitry Agreement.

28

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Andrea N. Mullins, 55 Independent Trustee Since December 2013 Chairperson since March 2017	Current: Private investor; Independent Contractor, SWM Advisors (since April 2014).	Trustee, Angel Oak Funds Trust (since February 2019) (7 portfolios); Trustee, Angel Oak Strategic Credit Fund (since February 2019); Trustee, Angel Oak Financial Strategies Income Term Trust (since May 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since January 2021); Trustee and Audit Committee Chair, Cushing Mutual Funds Trust (since November 2021) (2 portfolios); Trustee and Audit Committee Chair, Cushing MLP & Infrastructure Total Return Fund (since November 2021); Trustee and Audit Committee Chair, NXG NextGen Infrastructure Income Fund (since November 2021).

29

Trustees and Officers (Unaudited) (continued)

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Ira P. Cohen, 64 Independent Trustee Since June 2010	Current: Independent financial services consultant (since February 2005); Executive Vice President of Asset Management Services, Recognos Financial (since August 2015).	Trustee and Audit Committee Chairman, Apollo Diversified Real Estate Fund (since March 2022); Trustee, Chairman and Nominating and Governance Committee Chairman, Angel Oak Funds Trust (since October 2014) (7 portfolios); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Strategic Credit Fund (since December 2017); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Financial Strategies Income Term Trust (since May 2019);Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Credit Opportunities Term Trust (since January 2021); Trustee and Nominating and Governance Committee Chairman, U.S. Fixed Income Trust (since March 2019).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 14 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Mark J. Seger***, 61 Trustee Since March 2017	Current: Vice Chairman and Co-Founder, Ultimus Fund Solutions, LLC and its subsidiaries (since 1999).	None.

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 14 series.

***	Mr. Seger is considered an “interested person” of the Trust because of his relationship with the Trust’s administrator, transfer agent, and distributor.

30

Trustees and Officers (Unaudited) (continued)

The following table provides information regarding the Officers of the Trust:

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Matthew J. Miller, 47 Principal Executive Officer and President Since March 2022 Vice President From December 2011 to March 2022	Current: Vice President, Ultimus Fund Solutions, LLC (since December 2015).	None.
N. Lynn Bowley, 64 Chief Compliance Officer Since April 2022	Current: Senior Vice President, Senior Compliance Officer, Northern Lights Compliance Services, LLC (since January 2007).	None.
Carol J. Highsmith, 58 Vice President Since August 2008 Secretary Since March 2014	Current: Vice President, Ultimus Fund Solutions, LLC (since December 2015).	None.
Zachary P. Richmond,42 Principal Financial Officer and Treasurer Since September 2021

Current:Vice President, Financial Administration, Ultimus Fund Solutions, LLC (since February 2019).

Previous:Assistant Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to February 2019).

None.

31

Trustees and Officers (Unaudited) (continued)

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Jared D. Lahman, 36 AML Officer Since March 2023	Current: Senior Compliance Officer, Northern Lights Compliance Services, LLC (since January 2019). Previous: Manager of Fund Accounting, Gemini Fund Services (September 2016 to December 2018)	None.

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 14 series.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (866) 954-6682 to request a copy of the SAI or to make shareholder inquiries

32

FACTS	WHAT DOES SUMMITRY EQUITY FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (866) 954-6682

33

Who we are
Who is providing this notice?	Summitry Equity Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)

What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

■     open an account or deposit money

■     buy securities from us or sell securities to us

■     make deposits or withdrawals from your account

■     give us your account information

■     make a wire transfer

■     tell us who receives the money

■     tell us where to send the money

■     show your government-issued ID

■     show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes — information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Summitry LLC, the investment adviser to the Fund, could be deemed to be an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

34

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (866) 954-6682 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES Andrea N. Mullins, Chairperson Ira P. Cohen Mark J. Seger	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

OFFICERS
Matthew J. Miller, Principal Executive Officer and
    President
Zachary P. Richmond, Principal Financial Officer and
    Treasurer
N. Lynn Bowley, Chief Compliance Officer
Carol J. Highsmith, Vice President and Secretary	LEGAL COUNSEL Troutman Pepper Hamilton Sanders LLP 3000 Two Logan Square 18th and Arch Streets Philadelphia, PA 19103

INVESTMENT ADVISER Summitry LLC 919 E. Hillsdale Boulevard, Suite 150 Foster City, CA 94404	CUSTODIAN Huntington National Bank 41 South High Street Columbus, OH 43215

DISTRIBUTOR Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC

Summitry-AR-2023

(b)	Not applicable

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Andrea N. Mullins, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Summitry Equity Fund                                       FY 2023           $14,500

                                                                                      FY 2022            $14,500

Belmont Theta Income Fund FY 2023 $15,500

   FY 2022           $15,500

Channing Intrinsic Value Small-Cap Fund              FY 2023           $14,500

FY 2022 $14,000

MDP Low Volatility Fund                                    FY 2023            $15,500

(b)	Audit-Related Fees

Summitry Equity Fund                                          FY 2023            $0

FY 2022 $0

Belmont Theta Income Fund                                           FY 2023             $0

  FY 2022            $0

Channing Intrinsic Value Small-Cap Fund             FY 2023            $0

                                                                         FY 2022            $0

MDP Low Volatility Fund                                   FY 2023            $0

(c)	Tax Fees

Summitry Equity Fund                                         FY 2023            $3,000

FY 2022 $3,000

Belmont Theta Income Fund                                          FY 2023             $3,000

 FY 2022             $3,000

Channing Intrinsic Value Small-Cap Fund            FY 2023             $3,000

                                                                        FY 2022            $3,000

MDP Low Volatility Fund                                  FY 2023             $4,500

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Summitry Equity Fund                                          FY 2023            $0

                                                                                     FY 2022            $0

Belmont Theta Income Fund                                           FY 2023           $0

  FY 2022            $0

Channing Intrinsic Value Small-Cap Fund            FY 2023             $0

                                                                         FY 2022             $0

MDP Low Volatility Fund                                   FY 2023             $0

(e)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence.

(2)	All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                                        Registrant       Adviser

FY 2023                          $ 13,500         $ 0

FY 2022                         $ 9,000             $ 0

(h)        Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)        Not applicable.

(j)       Not applicable.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE– applies to listed companies only

Item 6. Schedule of Investments. Schedules filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

NOT APPLICABLE

Item 13. Exhibits.

(a) (1) Code is filed herewith.

(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)       Not applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Valued Advisers Trust

By /s/ Matthew J. Miller

Matthew J. Miller, President and Principal Executive Officer

Date 4/6/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Matthew J. Miller

Matthew J. Miller, President and Principal Executive Officer

Date 4/6/2023

By /s/ Zachary P. Richmond

Zachary P. Richmond, Treasurer and Principal Financial Officer

Date 4/6/2023